UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2022

Date of reporting period:  February 28, 2022

Item 1. Reports to Stockholders.

(a)

Pzena Funds
Annual Report
FEBRUARY 28, 2022

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	5
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	11
Pzena International Value Fund	14

Pzena Mid Cap Value Fund
Portfolio Allocation	16
Schedule of Investments	17

Pzena Emerging Markets Value Fund
Portfolio Allocation	18
Schedule of Investments	19
Portfolio Diversification	21

Pzena Small Cap Value Fund
Portfolio Allocation	22
Schedule of Investments	23

Pzena International Small Cap Value Fund
Portfolio Allocation	25
Schedule of Investments	26
Portfolio Diversification	28

Pzena International Value Fund
Portfolio Allocation	29
Schedule of Investments	30
Portfolio Diversification	32

Statements of Assets and Liabilities	33

Statements of Operations	35

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	37
Pzena Emerging Markets Value Fund	38
Pzena Small Cap Value Fund	39
Pzena International Small Cap Value Fund	40
Pzena International Value Fund	41

Financial Highlights
Pzena Mid Cap Value Fund	42
Pzena Emerging Markets Value Fund	44
Pzena Small Cap Value Fund	46
Pzena International Small Cap Value Fund	48
Pzena International Value Fund	50

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	63

Expense Example	64

Information about Trustees and Officers	66

Approval of Investment Advisory Agreement	69

Notice to Shareholders	72

Liquidity Risk Management Program	73

Privacy Notice	74

Dear Shareholder:

The markets had to contend with a lot this year – from the continuing evolution of COVID-19, to regulatory crackdowns in China, to Russia amassing troops on its border with Ukraine, and its ultimate invasion, to the resulting supply chain issues and rising inflation. Despite all of this, developed markets broadly held up over the past 12 months. Emerging markets, however, trailed significantly, as notable laggard China faced unique macro uncertainties, finishing sharply lower. We view wholesale selling, and the resulting cheap prices caused by the uncertainty, as opportunities to explore and potentially initiate positions in select companies at attractive starting points. In China, investors who enjoyed several years of stability, growth, and perceived safety, fled the increasingly uncertain environment, as the government took actions investors see as anti-capitalist. While the circumstances creating potential opportunity – in countries and individual companies – may be unique, experienced value investors are accustomed to uncertainty; in fact, we seek it out to identify mispricing and thus raise the opportunity for superior returns through employing a rigorous bottom-up, research-driven investment process.

Reflecting further on the last 12 months, we note that value stocks drove the markets nearly everywhere. But we are reminded that value/growth investment cycles do not run in a straight line, and value opportunities come in many shapes and sizes.

This value cycle began 17 months ago and has delivered 51 percentage points of relative outperformance1. The strong value outperformance thus far has come in fits and starts, a pattern we’ve seen repeatedly over the nearly 50 years of U.S. data we analyzed dating back to the early 1970s. Historically, however, value cycles have been long and enduring, despite temporary disruptions. In the six completed value cycles since 1973, the average duration was 62 months, and value’s relative outperformance averaged 138 percentage points. We also observed that post-recessionary periods have historically been good for value stocks. Managements of these companies typically cut costs more than the broader market during recessions, setting up a long period where the recovery in operating margins is considerably stronger than those of expensive stocks, as revenues rebound during the period of economic expansion.

Now, we haven’t lost sight that each environment has its own unique challenges. Certainly Russia’s actions have introduced some new risks, specifically the severe rise in energy and other commodity prices that businesses and consumers will be facing in coming months. We have built portfolios of individual companies that we think have positioned themselves well given current circumstances, have operating and pricing flexibility, and where the stocks are further supported by valuations that remain deeply discounted to our estimate of fair value relative to the market.

Despite a run of value stock outperformance, we find the reward potential in value stocks compelling and diverse, thus enabling us to hold portfolios of undervalued companies, each with a unique set of potential drivers back to full earnings potential.

Please take a few minutes to read the Fund commentaries on the following pages, where our portfolio management teams review investment decisions and current positioning, providing insight into recent performance.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Must be preceded or accompanied by a prospectus.

[1]
Value defined as the cheapest quintile measured on price to book of the ~1,000 largest U.S. stock universe (equal-weighted data). Value was measured against cap-weighted universe data (the market). Returns do not represent any specific Pzena product or service. We define a cycle as having started when the relative performance of value vs. the market from the last peak or trough is at least +/-1500 basis points and has persisted for a minimum of 12 months.

Pzena Mid Cap Value Fund
Commentary
February 2022

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year ended February 28, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	8.18%	5.66%	17.52%	16.28%	9.32%	9.50%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	8.30%	5.82%	17.99%	16.70%	9.69%	9.85%
Russell Midcap® Value Index	1.27%	-0.39%	13.75%	12.74%	9.18%	9.29%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVMX Expense Ratio – Gross: 1.41%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 1.06%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2021.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2022.

Value stocks outperformed growth stocks significantly this period, though leadership changed hands frequently as the market tried to digest the news flow. Domestic value stocks performed well in early 2021, as the vaccine rollout accelerated, while massive fiscal and monetary stimulus set the stage for a powerful rebound in consumer spending. Investor preference moved in favor of growth in June, as the Fed spoke about potential tapering, while the spread of the COVID-19 Delta variant in both Asia and the U.S. raised concerns about the economic impact. The fourth quarter saw persistent supply chain disruptions, inflation, and labor shortages, as economic activity grew while COVID-19 waves continued to impact production in various geographies, and growth stocks remained in favor through November. Value shares regained leadership in December as the prospect of higher interest rates led to significant multiple contraction. Benefitting from investors’ preference for shares of cheap, cyclical stocks, the portfolio outperformed the index over the trailing twelve-month period.

Financials and energy were the two main contributing sectors. The holding, Olin Corp., a chemical producer of chlorine derivatives and caustic soda, was the portfolio’s top performer,

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2022

as the company continues to realize pricing improvements amid tight market conditions. The new CEO’s strategy around rationalizing supply and maximizing the size of molecules is yielding positive results at a faster pace than anticipated, and future earnings growth looks encouraging assuming the industrial recovery remains intact. Olin also reported earnings in late January that revealed a sequential EBITDA decline as conditions partially normalized from very high levels. Nonetheless, underlying trends continue to look favorable, and the company is expected to generate significant free cash flow in 2022. Shares of global P&C insurer AIG surged after the company reported a strong quarter driven by favorable investment performance, lower catastrophe losses, and solid underwriting. Coincident with the earnings release the company announced a significant share repurchase authorization, indicating that the proceeds from the subsequent partial sale of its Life & Retirement business to Blackstone will be used for buybacks, as well as debt repayment. U.S. oil servicer Halliburton was another top performer, benefitting from persistently higher crude prices and from the company’s earnings report that revealed a dividend increase, as well as higher margins and lower than expected capital spending.

Only heath care holdings detracted as a group, albeit marginally, from absolute performance. Detracting most was door and window manufacturer JELD-WEN Holding, which was weaker throughout the year despite posting solid operating performance as Onex Partners liquidated its 25% stake in the company via secondary offerings, effectively pressuring the share price. The stock also declined more recently on concerns of rising costs, higher mortgage rates and slowing home sales. As a reopening play, retailer Gap, Inc. started the year strong, but shares fell dramatically towards the end of 2021 after the company reported a disappointing earnings miss versus consensus due to supply chain issues. Gap sources a significant portion of its inventory from Vietnam, and the prolonged shutdowns there, together with port delays in the U.S. led to $300M of lost sales. Gap’s management reiterated their long-term margin targets nonetheless, and we are maintaining our position given what we believe to be the stock’s compelling valuation and the company’s promising restructuring initiatives. Lastly, shares of dialysis products and services provider Fresenius Medical Care (FMC) trended lower, as increasing mortality within its patient population impacted revenues, and costs have been rising on hikes in raw material prices and employee wages. Management is taking steps to reduce costs and the company remains positive on the transition to value-based care and home dialysis.

FMC is a new position we established this period. In North America, which accounts for two-thirds of FMC’s income, the dialysis market is effectively a duopoly, with DaVita and FMC each enjoying a 38% share, with the latter benefiting from vertical integration as a supplier of dialysis equipment and consumables. The pandemic negatively impacted dialysis providers and consequently, FMC’s share price, but we believe the effects are largely transitory, and results will improve as patient volumes revert to normal levels within three years. Further, the growing penetration of home dialysis appears financially beneficial for FMC in the short run, despite the resulting lower utilization of clinics, as lower CapEx associated with clinic buildouts should be an ongoing tailwind for free cash flow. We established a position in SS&C, a provider of fund administration software and solutions to the financial services industry with leading positions among hedge fund, private equity and mutual fund clients. The business has high-90% client retention, robust margins, and strong free cash flow. SS&C completed a string of acquisitions in 2018, which led to a subsequent slowdown in organic growth and questions surrounding the addressable market opportunity. One large acquisition, DST, required that management focus on significant restructuring. With the restructuring mostly complete, we expect organic growth to reaccelerate from here. Additionally, the post-pandemic adjustment to a more flexible work environment may lead to footprint reduction opportunities at SS&C, which would improve margins. Furthermore, the company has a strong focus on capital allocation and we expect cash flow to be deployed toward buybacks, debt reduction and disciplined M&A. Other additions included footwear manufacturer Skechers, and IT service provider Cognizant Technology Solutions, while we sold out of Ford, Avis Budget Group and Textron, all on valuation.

Reacting to both the latest COVID-19 developments and the events unfolding in Eastern Europe, investors continued to vacillate between what has been working for them – defiant of the prevailing valuation excesses in growthier names – and much cheaper value stocks. Supply chain snarls and raw material cost inflation – economic headwinds that were exacerbated by the emergence of the Omicron variant and subsequently, war in Ukraine – are legitimate concerns for investors; but we believe the portfolio is composed of strong franchises with adept management teams that will be able to adjust operations accordingly and at least partially pass through higher expenses before conditions eventually normalize, effectively defending margins in the interim. The fourth quarter of 2021 saw already wide valuation spreads grew even wider, and we retain our view that the opportunity in value is extreme – especially against the backdrop of soaring valuations in the more expensive and speculative corners of the market that are more vulnerable in rising interest rate environments.

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2022

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates. An index cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Cash flow – net amount of cash being transferred into and out of a business.

Free cash flow – cash available after spending on capital goods and changes in working capital.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of profitability.

Pzena Emerging Markets Value Fund
Commentary
February 2022

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	2.48%	-5.66%	0.31%	5.72%	6.13%	3.51%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	2.64%	-5.48%	0.74%	6.09%	6.47%	3.83%
MSCI Emerging Markets Index	-3.04%	-9.81%	-10.69%	6.04%	6.99%	4.50%
MSCI Emerging Markets Value Index	1.08%	-5.71%	-1.96%	3.63%	4.81%	2.76%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVEX Expense Ratio – Gross: 1.56%
PZVEX Expense Ratio – Net: 1.43%*

PZIEX Expense Ratio – Gross: 1.21%
PZIEX Expense Ratio – Net: 1.08%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2021.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2022.

The world continued to navigate its way through the COVID pandemic this year, finally seeing a light at the end of the tunnel after the Omicron variant faded. But as optimism took hold, Russia escalated its row with Ukraine, finally invading in February 2022.

Value stocks outperformed in early 2021 on expectations of a sustained economic recovery, due in large part to both fiscal and monetary support from governments and central banks around the world. In the back half of the year, the spread of the Delta variant, particularly in India and subsequently East Asia, and later the Omicron variant and the Chinese Communist Party’s (“CCP”) regulatory crackdown pressured emerging market equities, but value shares continued to outperform. Chinese actions took many investors by surprise, not only due to its swiftness, but because, for the better part of the past 40 years, China’s ruling party had seemingly been willing to set aside a strict socialist agenda to prioritize growing the economy. The Fund held a meaningful underweight position in China relative to the index.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2022

At the end of the fiscal year, the full-scale Russian invasion of Ukraine rocked global financial markets, highlighted by steep declines in Russian equities and the ruble, as well as a surge in crude oil prices. The Fund has no direct exposure to Ukraine-domiciled companies, but did maintain an average weight over the period of about 4.3% in Russian companies, versus approximately 3.5% in the MSCI Emerging Markets index. These include integrated oil companies Rosneft (which we sold well in advance of the invasion), Lukoil, and Russian bank Sberbank. All three are held via depository receipts, as we don’t own local Russian securities across any of the firm’s portfolios. With the share price response, position sizes are very small.

The Pzena Emerging Markets Value Fund outperformed the MSCI Emerging Markets Index significantly this year. On a relative basis, the largest contributing sectors included industrials, utilities, and financials, while only energy names detracted. By country, positioning in China/Hong Kong, Korea, and Brazil were the largest relative contributors, while India, Saudi Arabia, and Taiwan detracted the most.

On an absolute basis, holdings in financials, industrials, and utilities drove portfolio returns. The largest detracting positions were from the consumer discretionary, communication services, and energy sectors. On a country basis, holdings from South Africa, Brazil, and the UAE led the portfolio’s gainers whereas holdings in China and Russia detracted the most.

Among individual names, Pacific Basin Shipping Limited (Hong Kong-based maritime transport company), Sasol (South African Energy company), and Abu Dhabi Commercial Bank were the strongest Fund performers.

Pacific Basin shares benefited from rising shipping rates and further normalization of industry over-supply. The strong dry bulk rate environment was driven by robust demand for commodities as economies re-opened from the COVID-related lockdowns, coupled with very limited supply growth of shipping capacity in recent years, as the industry absorbed oversupply established prior to the global financial crisis. Sasol also moved substantially higher as the oil price recovered. Additionally, the market is pleased with its decarbonization plan – which appears to be centered around replacing coal with natural gas, and possibly green hydrogen, as primary feedstock – and its free cash flow expectations and capital return plan.  Abu Dhabi Commercial Bank benefited from an improving macro backdrop and strong results, leading to better investor sentiment.

The portfolio’s largest detractors were Galaxy Entertainment Group Limited (Macau-based casino), Alibaba (Chinese consumer giant), and Baidu (Chinese internet search company).

Galaxy Entertainment’s shares were weak, as the Macau regulator released some new guidelines on casino license renewals for 2022. Although there wasn’t really anything severely negative, investors dumped shares of the casino operators on fears that the industry will be the next target of the CCP’s regulatory crackdown. The bigger issue for the industry continues to be the slow ramp up of visitors in light of COVID-19 restrictions. Alibaba Group’s earnings reflected weak Chinese consumer spending and ongoing investments in new growth areas by the company. Both Chinese economic and regulatory uncertainty also weighed on the stock’s valuation. Baidu shares suffered early in the period in reaction to the U.S. Securities and Exchange Commission’s adoption of measures to remove foreign stocks from U.S. exchanges if they fail to comply with U.S. accounting standards, and from the Archegos Capital Management unwind. The shares never really recovered and then were hit, with other Internet stocks, when China told major tech firms to improve compliance management. Uncertainty around the extent of China’s regulatory crackdown, as well as criticism over unfair competition in the form of fake reviews, have weighed on most Chinese technology shares.

New names in the portfolio were Alibaba, Elite Material (Taiwan base materials), Tofas Turk Otomobil (Turkish auto), China Overseas Land & Investment (COLI) (partially state-owned homebuilder), United Integrated Services (Taiwanese engineering and construction company specializing in integrated cleanroom construction), Chinese internet search company Baidu, Sberbank Russia, and Shriram Transport (Indian vehicle financing company).

Alibaba is a dominant technology company that boasts a formidable e-commerce business and a leading position in China’s nascent cloud market. Elite specializes in the production of printed circuit boards (PCBs) and Copper Clad Laminates (CCLs), particularly high-density CCLs, which it pioneered, and which generate 70% of the company’s operating profit. Elite’s dominance in this area, and the potential for growth, are underestimated by investors, in our view. Turkish auto manufacturer Tofas Turk Otomobil, which, as one of the lowest cost manufacturers in Europe, has the ability to grow its export volumes substantially as its customers restructure their production footprints. COLI boasts a large landbank in Chinese tier 1 and 2 cities. Recently, the company suffered from stagnating volumes in its core markets, as well as from margin compression due to government-imposed property price caps. We believe COLI’s state-owned status will continue to enable it to acquire land inaccessible to private competitors, and its strong balance sheet will help it to gain market share, as more stringent leverage requirements push weaker competitors out of the market. Taiwan’s United Integrated Services (UIS) is a cleanroom producer for the foundry industry, and counts chip giant Taiwan Semiconductor Manufacturing Company (TSMC) among its most loyal and important customers. UIS should continue to benefit from TSMC’s strength and capital expenditures, and trades, we believe, at a fraction of its intrinsic valuation. Our thesis for Russia’s leading lender, Sberbank, prior to Russia’s invasion, was that it has navigated the COVID-19

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2022

crisis well, and due to its dominant position in tech-enabled finance, was expanding into other channels as well. The stock price had been disproportionally affected by the increasingly tense political environment of Russia vis-à-vis the West, yet this quality banking franchise continued to earn and distribute attractive returns to shareholders. Shriram Transport Finance is the industry leader in used commercial vehicle financing in India. We believe Shriram is poised to benefit significantly as the country recovers from COVID-19.

Disposals included Indian private bank ICICI Bank Limited, Genting Malaysia (Resorts and Casinos Operator), Hana Financial Group (Korean bank), Cyfrowy Polsat SA (Polish telecom and pay TV), international sportswear brand enterprise, China Dongxiang (most of which had been sold prior to the period), Russia integrated energy Rosneft (most of which was sold last year, and the remainder was sold prior to the Russian invasion of Ukraine), Ford Otomotive Sanayia (Turkish auto), and China Resources Power.

While value led the way this year, valuations remain extremely compelling today, as do spreads between the cheap and expensive corners of the market. We believe the portfolio remains positioned in businesses across geographies and industries that can capture significant upside, as they recover from both company-specific and externally-driven pain. In terms of portfolio positioning, there are no major changes, with financials, information technology, and consumer discretionary as the largest commitments. The portfolio maintains modest exposure in health care, real estate, energy, and communication services. Geographically, the largest country positions are in Korea, China (significant underweight), and Taiwan. By region, the largest relative exposure remains in Europe.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables:  book value to price, 12-month forward earnings to price and dividend yield.

The indices cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Free cash flow – cash available after spending on capital goods and changes in working capital.

Pzena Small Cap Value Fund
Commentary
February 2022

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	3.32%	1.50%	10.04%	10.19%	6.47%	8.82%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	3.36%	1.69%	10.36%	10.46%	6.79%	9.14%
Russell 2000® Value Index	-0.37%	-2.10%	6.63%	10.91%	7.97%	11.07%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVSX Expense Ratio – Gross: 1.77%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 1.42%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2021.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2022.

Uncertainty dominated the market narrative as the COVID-19 Delta variant, and then Omicron, delayed the economic reopening, and supply chain bottlenecks, labor shortages, and inflation persisted throughout the global economy. U.S. stocks were mostly higher over the period, but small cap stocks declined. Within the small cap cohort, however, value stocks were positive.  Value stocks outperformed across large-, mid-, and small-cap indices. The Small Cap Value Fund delivered solidly positive returns and outperformed the Russell 2000 Value Index. Driving the relative advantage were positioning and stock selection in health care, technology, and basic materials. Consumer discretionary holdings were the only detractors by sector.

Fund performance was driven by holdings in the financials, energy, and technology sectors. Names in consumer discretionary lagged.

Individually, the Fund’s largest contributors were Olin Corporation, Murphy Oil Corporation, and Celestica Inc. Chemical company Olin reported solid results over the course of the year. The company’s strategy around rationalizing supply is bearing fruit, and the industrial recovery has improved the supply/demand balance. Cash flow has been solid, and management paid down debt and accelerated share buybacks. Underlying trends continue to look favorable, and the company is expected to generate significant free cash flow in 2022. Oil

Pzena Small Cap Value Fund
Commentary (Continued)
February 2022

services company Murphy Oil outperformed on surging crude prices, as inventories continued to be drawn down due to supply outages stemming from the Texas winter storms and Hurricane Ida, in the first quarter and August, respectively, while demand remained robust amid the economic reopening. Outsourced electronics manufacturer Celestica was higher, as the company is returning to growth after shedding a declining customer (Cisco), and acquiring a higher-growth, higher-margin business. In healthcare, they’ve not only seen continued COVID-related demand, but also a return in demand for elective procedures. In their very high margin capital equipment segment, in which they produce equipment used to make LCDs, management is expecting solid year over year growth.

The largest detractors for the period were JELD-WEN Holding, Inc., Enerpac Tool Group, and Dana Incorporated. Door and window manufacturer JELD-WEN’s shares were weak as concerns surrounding manufacturing delays, the potential impact of the Omicron variant, rising costs, higher mortgage rates, and slowing home sales have all driven shares lower. The company has successfully implemented multiple rounds of price increases across geographies to offset inflation, but fourth quarter and year over year 2021 margins were lower. The company did repurchase 12% of total shares outstanding in the year. Hydraulic systems company Enerpac Tool Group Corp. shares were down significantly, especially over the past six months. The company reported weaker earnings in September due to supply chain constraints. The company also announced an unexpected CEO change and then, in early February, announced its CFO is stepping down, though he will stay on through April to help with the transition. We remain constructive on the stock; the company posted strong profit margins and has taken down leverage. Dana Incorporated was lower as new car production levels are depressed by ongoing chip shortages and supply chain bottlenecks. Raw material cost increases, and an inability to staff up, given high labor costs, have also weighed down shares. Raw material contractual pricing allows Dana to pass on 70-80% of commodity cost increases, on a lag, and will give some margin relief ahead.

We added several new names to the Fund. USANA Health Sciences is a direct-seller of premium nutritional products globally. The company faced headwinds in China due to industry-wide regulatory scrutiny in 2019, then subsequent COVID-19-related pressures in 2020, but we believe USANA is well-positioned for future growth with nearly half of sales generated in China and 80% in Asia. Additionally, the company has a very strong balance sheet and an impressive history of free cash flow generation and capital allocation, resulting in what we believe is an attractive valuation. We initiated a position in MRC Global, a leading distributor of pipes, valves, and fittings for the transportation of oil & gas. The company has been negatively impacted by depressed energy demand, but its cash flows are countercyclical given the company’s working capital position. At the same time, MRC has a strong gas utility business that makes up almost one-third of sales, which has a growing revenue and profit stream. The company is actively right-sizing its cost structure, which will position it for profit growth as volumes normalize. Toward the end of the period we initiated positions in American Woodmark Corp. and Gap Inc. American Woodmark is a leading domestic manufacturer of kitchen and bathroom cabinetry. The company has particularly strong positions in home centers and with large builders – two channels that require reliable lead times and product variety. American Woodmark’s earnings have been under pressure mostly due to a timing lag in passing through raw material and labor cost inflation to customers, but we expect earnings to rebound once said cost pass-throughs are implemented. Gap is an apparel company with strong businesses in both Old Navy and Athleta, which more than offset the declining Gap and Banana Republic brands. The company has faced near-term pressure due to its manufacturing footprint, as nearly one-third of production comes out of Vietnam, which, because of a COVID-19 wave, was effectively shut down for almost three months, limiting Gap’s ability to fill shelves for the peak holiday season. Now that these manufacturing issues have dissipated, Gap is well-positioned to improve its supply chain and fulfilment, in our view. TCF Financial was acquired by Huntington Bancshares, and we continue to hold it as we believe the stock remains attractively valued, and expect the company to see cost savings opportunities as part of the integration. First Midwest and Old National completed their merger of equals and now trade as Old National.

We exited our positions in rental car company Avis Budget Group, and audio-video equipment manufacturer Poly (formally Plantronics) – both of which appreciated significantly due to increasing travel and video conferencing demand, respectively, and as a result, approached our estimate of fair value.  We sold out of a small position in Technip Energies, which had spun out from TechnipFMC, and investment bank Cowen, which performed well on strong earnings, particularly from SPAC activity.  We eliminated our position in Puerto Rican insurer Triple-S Management, which was acquired.

Both small cap and value stocks remain attractive, in our view, given valuation spreads. We continue to diligently research companies that are underappreciated by the market, and are discovering a wide range of opportunities, especially those experiencing supply chain and inflationary pain amid the current environment.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2022

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Cash flow – net amount of cash being transferred into and out of a business.

Free cash flow – cash available after spending on capital goods and changes in working capital.

Pzena International Small Cap Value Fund
Commentary
February 2022

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2022.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year(1)	Years	(7/2/2018)
Pzena International Small Cap Value Fund –
Investor Class (PZVIX)	4.18%	-6.32%	6.93%	4.88%	1.80%
Pzena International Small Cap Value Fund –
Institutional Class (PZIIX)	4.35%	-6.13%	7.32%	5.19%	2.09%
MSCI World ex-USA Small Cap Index	-3.76%	-10.44%	-0.02%	9.36%	5.71%
MSCI World ex-USA Small Cap Value Index	2.03%	-5.46%	5.30%	7.94%	4.88%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVIX Expense Ratio – Gross: 8.29%
PZVIX Expense Ratio – Net: 1.53%*

PZIIX Expense Ratio – Gross: 7.94%
PZIIX Expense Ratio – Net: 1.18%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2021.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2022.

International equity markets moved higher in early 2021, as economies continued to re-open with vaccinations accelerating across the developed world, and fresh eurozone manufacturing data released in April implied that the continent’s gradual economic recovery was largely on track. The restoration of economic activity, combined with massive fiscal and monetary support from governments and central banks, further buttressed value stocks’ strong recovery. Markets then started to weaken in the third quarter, as COVID-19 Delta variant concerns lingered, particularly in emerging markets, which exacerbated already-apparent supply chain issues – the effects of which reverberated across the world. Equities rebounded strongly in October, but subsequently experienced a swift selloff the following month on reports that a new COVID-19 variant (Omicron) had been identified, pressuring shares of economically sensitive companies the most.

Stocks struggled to gain ground early in the new year, as the prospect of higher interest rates led to a significant multiple contraction for the richly valued corners of the market, resulting in value’s relative outperformance for the month of January. Global bourses came under heavy selling pressure toward the

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2022

end of the month with Russia-Ukraine tensions ratcheting up, culminating in a full-scale Russian invasion and consequential market selloff, as investors weighed the economic implications.

The overall dynamic for international value stocks over the past year was mixed, with both growth and value having their respective moments in the sun. Nonetheless, the Pzena International Small Cap Value Fund handily outperformed the MSCI World ex USA Small Cap Index, with the cyclical industrials and financials sectors driving absolute performance, while energy and consumer discretionary both detracted.

The top individual performer in the period was Hong Kong-based dry bulk shipper Pacific Basin, which continued to benefit from higher shipping rates on many of its key routes, largely stemming from supply chain bottlenecks and port congestion. The company’s first-half results in July reinforced investors’ positive sentiment on the sector, while the industry’s container ship order book remained muted despite the massive influx of cash from surging spot freight rates, implying sustainably strong free cash flow going forward. UK power company Drax Group benefited from spiking power prices that were driven by the shortage of gas supply in Europe. Drax also continues to make progress on its biomass conversion efforts, benefitting from capacity and load balancing payments for helping to stabilize the grid. German steel manufacturer Salzgitter was another material outperformer, rising on continued strength in metals pricing, as supply/demand remains tight across geographies, resulting in spreads significantly above normal. More recently, shares benefited from surging commodity prices stemming from the military conflict in Ukraine.

John Wood Group and Subsea 7 (both oil services companies) were among the largest individual detractors.  Broadly speaking, volatile energy prices, as well as a slower-than-expected recovery in profitability and cash flow weighed on our oil services holdings.  Despite the more muted nearer-term outlook, servicers are vital to energy producers’ operations and should eventually benefit from higher crude prices and a consequential pickup in oil & gas capital expenditures, in addition to growth in their renewables businesses. While not reflected in the companies’ current results, we are seeing early signs of improvement in the form of order growth and better pricing. More recently, shares of Wood Group fell after management disclosed a large non-recurring impairment charge related to its legacy troubled Aegis Poland project, which is expected to result in a cash outflow, damaging investor sentiment. Foster Electric Co., a Japanese manufacturer of audio and electronical equipment, underperformed after reporting full-year group revenue and net income below expectations. The deteriorating macro environment in Japan, in addition to elevated logistics and raw material cost inflation, also pressured the stock during the period. Foster has a very strong balance sheet nonetheless, and we’re excited about the long-term earnings power of the automotive speaker business given the increased focus on the cabin experience as consumer preferences shift to EVs.

We initiated several positions during the year, including Bank of Ireland Group (BIRG), one of the two dominant Irish banks. With a strong capital position and a conservatively managed balance sheet, BIRG should benefit from structural changes in the Irish banking market, as well as a recovery in the Irish economy. Specifically, the exits of Ulster and KBC from Ireland should materially improve the competitive landscape, while BIRG’s acquisition of KBC’s Irish business will be accretive to earnings. We also added United Integrated Services, a Taiwanese engineering & construction (E&C) company specializing in integrated cleanroom construction, and major supplier to TSMC, as well as UK-based aerospace component supplier Senior plc to the portfolio. We purchased Taiwan’s Elite Material Co., which specializes in the production of printed circuit boards (PCBs) and Copper Clad Laminates (CCLs), particularly high-density CCLs, which it pioneered, and which generate 70% of the company’s operating profit. Elite’s dominance in this area, and the potential for growth, are underestimated by investors, in our view. Our research suggests that Elite boasts both a technology advantage, and more importantly, a scale and process manufacturing advantage that has kept Apple and Samsung among its major customers. Elite maintains a net cash position on the balance sheet, and the stock remains attractively valued on a normal earnings basis. We also took a stake in Hokkoku Financial Holdings – a well-managed Japanese regional bank that with a focusing on its core local market and digitization. The lender’s relatively new CEO aggressively took COVID-19-related loan loss provisions (more than rivals) during the downturn, effectively pressuring the stock’s valuation. We determined that the provisioning was likely just conservativism on behalf of management, rather than anything nefarious in the company’s underlying exposure, and we decided to take a position with the stock trading at just ~4x its trailing twelve-month earnings. Going forward, we expect shareholders to be rewarded as management releases its substantial reserves and repurchases shares.

We sold out of PostNL and Redde Northgate on valuation, as well as Vienna Insurance Group after we became concerned about the company’s M&A strategy. Japanese specialty steel producer Hitachi Metals, which we also exited, rallied over the past year on surging commodity prices, culminating in a spike in April after its parent company, Hitachi Ltd. agreed to sell the unit to a consortium led by U.S. private equity giant Bain Capital at a 15% premium to the prior closing price.

Investor angst over a potential economic slowdown materializing from war in Eastern Europe was palpable towards the end of the period. Despite the serious nature of the headlines coming out of the region, we did not feel that our

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2022

normal earnings estimates – which represent the long-term earnings power of a business – warranted downward revisions, and we are therefore maintaining our positions, as we believe their valuations and positive risk/reward skews justify the investments, while their individual position sizes reflect their idiosyncratic risks and range of outcomes.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI World ex USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across 22 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The indices cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Free cash flow – cash available after spending on capital goods and changes in working capital.

Working capital – the difference between current assets and current liabilities.

Cash flow – net amount of cash being transferred into and out of a business.

Pzena International Value Fund
Commentary
February 2022

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Total Returns for the Fiscal Year Ended February 28, 2022.

			Since
	Three	Six	Inception
	Months(1)	Months(1)	(6/28/2021)(1)
Pzena International Value Fund – Investor Class (PZVNX)	4.07%	-2.65%	-3.43%
Pzena International Value Fund – Institutional Class (PZINX)	4.10%	-2.61%	-3.29%
MSCI EAFE Index	-1.73%	-6.78%	-5.41%
MSCI EAFE Value Index	5.61%	-1.02%	-1.36%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVNX Expense Ratio – Gross: 5.33%
PZVNX Expense Ratio – Net: 1.10%*

PZIIX Expense Ratio – Gross: 4.98%
PZIIX Expense Ratio – Net: 0.75%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2021.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

The Pzena International Value Fund launched on June 28, 2021. The discussion below covers the period from inception through February 2022.

International equity markets weakened at the start of this period, as COVID-19 Delta variant flare-ups in various geographies worried investors.  Emerging markets were especially weak, with China’s biggest growth stocks continuing to feel the pain of increased regulatory scrutiny, while the nation’s property market roiled with the near collapse of the highly indebted developer Evergrande. Near the end of 2021 investor fears were stoked by the spread of the new COVID-19 variant, Omicron, in conjunction with ongoing supply chain issues. Value stocks outperformed in most major international markets. The Fund’s return trailed the MSCI EAFE Value Index, but bettered the return of the core MSCI EAFE Index. Holdings in financials, industrials, and communication services stocks added to relative returns, while materials, consumer discretionary, and utilities names detracted.

Specific to the Fund, financials (led by HSBC Holdings Plc), energy (led by Shell PLC), and communication services holdings added the most value. Integrated oil & gas major Shell was the top performer, benefitting from higher oil and natural gas prices, as well as from its decision to sell its Permian assets to ConocoPhillips and return most of the proceeds to shareholders. UK grocer Tesco’s shares were higher on reassuring Kantar (data analytics/consulting firm) data that revealed the company’s sales decline was narrower than peers, then further improved on a solid earnings report, as the company’s restructuring efforts

Pzena International Value Fund
Commentary (Continued)
February 2022

continued to deliver; management remains committed to returning capital to shareholders. Shares of UK-based bank HSBC were up solidly on strong results that beat analyst expectations, a more positive revenue and interest rate outlook.

Consumer discretionary (led by Alibaba Group Holding and Volkswagen AG), materials (led by Covestro AG), and healthcare holdings were the largest detractors. Alibaba Group’s (Chinese e-commerce) earnings reflected weak Chinese consumer spending and large ongoing growth investments by the company. Both Chinese economic and regulatory uncertainty also weighed on the stock’s valuation. German automaker Volkswagen was lower on continued investor concerns over the impact the global semiconductor shortage is having on vehicle production. Volkswagen confirmed that it plans to IPO a portion of its wholly-owned subsidiary, automaker Porsche AG, which is expected to fetch a premium valuation. Covestro (German chemical company), was weaker on geopolitical turmoil (a significant amount of the decline has been this calendar year, as tensions between Russia and Ukraine escalated). Although there is little direct exposure to Russia/Ukraine, there are rising concerns over a global GDP slowdown as well as weaker earnings driven by raw material cost increases that outpace price increases. Elevated gas prices in Europe have been a headwind for European chemical companies. Commodity margins have been above mid-cycle levels, leading to concerns of a collapse in those margins. Positively, Covestro’s management remains committed to returning capital to shareholders and announced a meaningful buyback program on top of its regular dividend. Fresenius, a leading provider of blood dialysis services continues to be hit by a declining patient count, a result of COVID deaths. While profits have declined, we expect a recovery over time with cost restructuring, growth in patient counts, and increasing home services and products.

Supply chain snarls and raw material cost inflation are legitimate concerns for investors, but we believe the portfolio consists of strong franchises with adept management teams that will be able to adjust operations accordingly, and at least partially pass through higher expenses before conditions eventually normalize, effectively defending margins in the interim. The extreme valuation spreads that we are observing in equity markets around the world translate to exciting investment opportunities for us as value investors, in our view. The portfolio continues to broaden in its underlying exposure from both a sector and regional perspective.

The Fund’s portfolio will generally consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on thorough fundamental research. The Fund seeks to invest in stocks that sell at a substantial discount to their intrinsic value but have solid long-term prospects.

The Fund may invest up to 15% of its net assets in emerging market and frontier market securities.

In evaluating an investment for purchase for the International Value Fund, we conduct a thorough fundamental assessment of the business, with a focus on those challenges that have created the value opportunity. We examine material issues that can influence the company’s long-term performance and risk profile. As a part of this process, we speak with competitors, customers, and suppliers; conduct field research such as site visits to plants, stores, or other facilities; analyze the financials and public filings of the company and its competitors; focus on the company’s underlying financial condition and business prospects considering estimated earnings, economic conditions, degree of competitive or pricing pressures, the experience and competence of management; and integrate environmental, social, and governance (“ESG”) considerations, which can vary across companies and industries (ESG considerations may include, but are not limited to, environmental impact, corporate governance, and ethical business practices).

Each step of this process contributes to our determination of whether to invest, and at what position size. Once an investment has been made, we continue to engage with the company on an ongoing basis to exert a constructive, long-term oriented influence on the trajectory of the company. Our sell discipline is guided by the same process with which we originally screen the investment universe. We typically sell a security when it reaches what we judge to be fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the International Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index.

The indices cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 97.81%
Basic Materials – 5.05%
Dow, Inc.	55,387	$3,265,617
Olin Corp.	69,729	3,591,741
		6,857,358

Consumer Discretionary – 13.81%
Gap, Inc.	68,905	1,002,568
Gildan Activewear, Inc. (b)	62,987	2,476,019
Lear Corp.	30,530	4,803,590
Newell Brands, Inc.	208,171	4,944,061
PVH Corp.	31,602	3,093,520
Skechers U.S.A., Inc. (a)	53,101	2,441,584
		18,761,342

Consumer Staples – 2.75%
McKesson Corp.	13,592	3,737,256

Energy – 10.66%
Baker Hughes, a GE Co.	165,391	4,859,188
Cenovus Energy, Inc. (b)	107,565	1,688,770
Halliburton Co.	125,709	4,215,023
NOV, Inc.	165,627	2,840,503
TechnipFMC PLC (a)(b)	129,300	885,705
		14,489,189

Financial Services – 31.52%
American International Group, Inc.	105,878	6,483,969
Axis Capital Holdings, Ltd. (b)	87,872	4,799,569
CNO Financial Group, Inc.	155,643	3,761,891
Equitable Holdings, Inc.	140,915	4,602,284
Fifth Third Bancorp	106,123	5,076,924
Invesco, Ltd. (b)	101,065	2,146,620
KeyCorp	194,784	4,883,235
Regions Financial Corp.	195,608	4,731,757
Reinsurance Group of America, Inc.	26,750	2,965,505
Voya Financial, Inc.	49,988	3,366,692
		42,818,446

Health Care – 4.38%
Cardinal Health, Inc.	28,137	1,519,679
Fresenius Medical
Care AG & Co KGaA – ADR	89,418	2,889,096
Henry Schein, Inc. (a)	17,825	1,539,724
		5,948,499

Industrials – 12.47%
JELD-WEN Holding, Inc. (a)	161,972	3,738,314
MasTec, Inc. (a)	23,374	1,840,936
Mohawk Industries, Inc. (a)	13,079	1,841,262
Ryder System, Inc.	16,773	1,322,383
Terex Corp.	81,220	3,352,762
Wabtec Corp.	52,232	4,848,174
		16,943,831

Technology – 10.16%
Avnet, Inc.	112,980	4,753,069
Cognizant Technology
Solutions Corp. – Class A	42,774	3,684,125
Hewlett Packard Enterprise Co.	176,868	2,815,738
SS&C Technologies Holdings, Inc.	33,969	2,546,656
		13,799,588

Utilities – 7.01%
Edison International	78,000	4,946,760
NRG Energy, Inc.	121,174	4,585,224
		9,531,984
Total Common Stocks
(Cost $90,922,975)		132,887,493

SHORT-TERM INVESTMENT – 1.79%
Money Market Fund – 1.79%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	2,426,333	2,426,333
Total Short-Term Investment
(Cost $2,426,333)		2,426,333
Total Investments
(Cost $93,349,308) – 99.60%		135,313,826
Other Assets in Excess
of Liabilities – 0.40%		546,279
TOTAL NET ASSETS – 100.00%		$135,860,105

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2022.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 90.07%
Brazil – 3.68%
Ambev S.A.	6,179,300	$18,135,958
Light S.A.	1,275,300	2,435,886
		20,571,844

China – 14.59%
Alibaba Group Holding, Ltd. (a)	996,900	13,292,680
Baidu, Inc. – ADR (a)	56,308	8,583,592
Baidu, Inc. – Class A (a)	240,750	4,541,058
Brilliance China Automotive
Holdings, Ltd. (a)(b)	4,202,000	5,377
China Construction Bank Corp.	11,000,000	8,248,663
China Overseas
Land & Investment, Ltd.	4,696,500	14,333,622
Dongfeng Motor Group Co., Ltd.	4,960,000	4,258,900
Grand Baoxin Auto Group, Ltd. (a)	10,102,000	788,552
Lenovo Group, Ltd.	9,876,000	10,982,320
Trip.com Group, Ltd. – ADR (a)	643,855	16,624,336
		81,659,100

Czech Republic – 2.35%
CEZ	345,639	13,161,875

Hong Kong – 9.62%
Galaxy Entertainment Group, Ltd.	2,441,000	13,572,218
Pacific Basin Shipping, Ltd.	46,798,000	24,792,532
VTech Holdings, Ltd.	675,400	5,552,997
Yue Yuen Industrial (Holdings), Ltd. (a)	5,866,000	9,908,530
		53,826,277

Hungary – 1.37%
OTP Bank PLC (a)	199,463	7,666,587

India – 5.84%
Aurobindo Pharma, Ltd.	1,246,198	10,341,223
ICICI Bank, Ltd.	270,321	2,664,553
Shriram Transport Finance Co., Ltd.	787,249	11,745,915
State Bank of India	831,695	5,333,621
State Bank of India – GDR	40,600	2,614,640
		32,699,952

Indonesia – 1.26%
PT Bank Mandiri (Persero) Tbk	13,149,300	7,047,373

Republic of Korea – 14.60%
DB Insurance Co., Ltd.	324,990	16,704,273
Hankook Tire & Technology Co., Ltd.	361,765	10,591,033
Hyundai Motor Co.	11,880	1,729,114
KB Financial Group, Inc.	109,720	5,447,901
Korea Shipbuilding & Offshore
Engineering Co., Ltd. (a)	57,613	4,226,279
POSCO	62,685	14,858,589
Samsung Electronics Co., Ltd.	324,780	19,475,725
Shinhan Financial Group Co., Ltd.	267,440	8,685,933
		81,718,847

Romania – 0.89%
Banca Transilvania S.A.	8,637,158	4,991,219

Russian Federation – 0.66%
LUKOIL PJSC – ADR	170,691	3,210,697
Sberbank of Russia PJSC – ADR	408,511	510,639
		3,721,336

Singapore – 2.02%
Wilmar International, Ltd.	3,507,500	11,332,043

South Africa – 3.30%
Reunert, Ltd.	826,836	2,521,443
Sasol, Ltd. (a)	698,541	15,927,257
		18,448,700

Taiwan – 13.24%
Catcher Technology Co., Ltd.	864,000	4,407,062
Compal Electronics, Inc.	9,096,000	8,241,070
Elite Material Co., Ltd.	593,000	5,711,076
Hon Hai Precision
Industry Co., Ltd. – GDR	5,385,132	19,784,862
Lite-On Technology Corp.	4,702,000	11,471,974
Taiwan Semiconductor
Manufacturing Co., Ltd.	875,000	18,851,436
United Integrated Services Co., Ltd.	899,000	5,643,802
		74,111,282

Thailand – 4.19%
Bangkok Bank Public Co., Ltd.	1,443,400	6,140,248
Bangkok Bank Public Co., Ltd. – NVDR	656,900	2,814,567
Siam Commercial Bank PLC – NVDR	3,781,900	14,525,737
		23,480,552

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 90.07% (Continued)
Turkey – 2.16%
Akbank T.A.S.	9,882,288	$5,019,597
Tofas Turk Otomobil Fabrikasi A.S.	1,219,407	7,074,900
		12,094,497

United Arab Emirates – 2.64%
Abu Dhabi Commercial Bank PJSC	5,047,582	14,786,617

United Kingdom – 2.97%
Antofagasta PLC	163,366	3,333,374
Standard Chartered PLC	1,859,820	13,293,161
		16,626,535

United States – 4.69%
Cognizant Technology
Solutions Corp. – Class A	197,334	16,996,378
Flex, Ltd. (a)	560,962	9,250,263
		26,246,641
Total Common Stocks
(Cost $477,727,884)		504,191,277

PREFERRED STOCKS – 4.91%
Brazil – 4.60%
Cia Energetica de Minas Gerais, 8.70%	6,928,316	17,173,864
Itau Unibanco Holding S.A., 2.98%	1,746,343	8,572,901
		25,746,765

Republic of Korea – 0.31%
Hyundai Motor Co., 5.77%	24,063	1,751,165
Total Preferred Stocks
(Cost $26,186,386)		27,497,930

SHORT-TERM INVESTMENT – 4.23%
Money Market Fund – 4.23%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	23,698,757	23,698,757
Total Short-Term Investment
(Cost $23,698,757)		23,698,757
Total Investments
(Cost $527,613,027) – 99.21%		555,387,964
Other Assets in Excess
of Liabilities – 0.79%		4,418,691
TOTAL NET ASSETS – 100.00%		$559,806,655

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2022

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$13,124,649	2.35%
Consumer Discretionary	77,845,640	13.91%
Consumer Staples	29,468,001	5.26%
Energy	3,210,698	0.57%
Financials	138,241,244	24.69%
Health Care	10,341,223	1.85%
Industrials	37,184,056	6.64%
Information Technology	130,725,163	23.35%
Materials	34,119,220	6.10%
Real Estate	14,333,622	2.56%
Utilities	15,597,761	2.79%
Total Common Stocks	504,191,277	90.07%
PREFERRED STOCKS
Consumer Discretionary	1,751,165	0.31%
Financials	8,572,901	1.53%
Utilities	17,173,864	3.07%
Total Preferred Stocks	27,497,930	4.91%
Short-Term Investment	23,698,757	4.23%
Total Investments	555,387,964	99.21%
Other Assets in
Excess of Liabilities	4,418,691	0.79%
Total Net Assets	$559,806,655	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 94.94%
Basic Materials – 5.35%
Olin Corp.	73,416	$3,781,658
Orion Engineered Carbons S.A. (b)	178,999	2,781,645
		6,563,303

Consumer Discretionary – 11.42%
Dana, Inc.	174,271	3,244,926
Gap, Inc.	112,515	1,637,093
Hooker Furnishings Corp.	57,069	1,198,449
Motorcar Parts of America, Inc. (a)	72,226	1,166,450
PVH Corp.	30,220	2,958,236
Steelcase, Inc.	312,681	3,805,328
		14,010,482

Consumer Staples – 5.68%
Spectrum Brands Holdings, Inc.	25,678	2,382,405
Universal Corp.	43,549	2,356,436
USANA Health Sciences, Inc. (a)	25,290	2,225,773
		6,964,614

Energy – 9.44%
MRC Global, Inc. (a)	239,963	2,423,626
Murphy Oil Corp.	77,006	2,669,798
NexTier Oilfield Solutions, Inc. (a)	336,269	2,676,701
NOV, Inc.	111,146	1,906,154
TechnipFMC PLC (a)(b)	278,376	1,906,876
		11,583,155

Financial Services – 28.17%
American Equity Investment
Life Holding Co.	77,292	2,913,135
Argo Group International
Holdings, Ltd. (b)	45,348	1,912,325
Associated Banc-Corp.	147,400	3,595,086
Axis Capital Holdings, Ltd. (b)	63,304	3,457,665
CNO Financial Group, Inc.	174,018	4,206,015
Hope Bancorp, Inc.	147,697	2,504,941
Huntington Bancshares, Inc.	158,198	2,455,233
Old National Bancorp of Indiana	186,236	3,404,389
Umpqua Holdings Corp.	119,850	2,558,798
Univest Financial Corp.	80,552	2,334,397
Webster Financial Corp.	61,395	3,696,593
WSFS Financial Corp.	29,654	1,507,313
		34,545,890

Health Care – 2.31%
Phibro Animal Health Corp.	69,051	1,470,786
Varex Imaging Corp. (a)	57,673	1,363,390
		2,834,176

Industrials – 22.94%
American Woodmark Corp. (a)	34,109	1,827,560
Belden, Inc.	73,452	4,139,020
Enerpac Tool Group Corp.	111,419	1,921,978
JELD-WEN Holding, Inc. (a)	181,928	4,198,898
MasTec, Inc. (a)	17,538	1,381,293
Moog, Inc. – Class A	26,360	2,190,780
REV Group, Inc.	177,643	2,401,733
Ryder System, Inc.	31,761	2,504,037
Terex Corp.	71,459	2,949,828
TriMas Corp.	76,493	2,486,787
TrueBlue, Inc. (a)	78,385	2,132,072
		28,133,986

Technology – 9.63%
Avnet, Inc.	72,938	3,068,502
Celestica, Inc. (a)(b)	355,436	4,226,134
ScanSource, Inc. (a)	72,966	2,304,266
Super Micro Computer, Inc. (a)	56,369	2,214,738
		11,813,640
Total Common Stocks
(Cost $98,912,500)		116,449,246

REIT – 1.41%
Real Estate – 1.41%
DiamondRock Hospitality Co. (a)	180,864	1,727,251
Total REIT
(Cost $1,417,427)		1,727,251

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2022

	Shares	Fair Value
SHORT-TERM INVESTMENT – 4.09%
Money Market Fund – 4.09%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	5,022,338	$5,022,338
Total Short-Term Investment
(Cost $5,022,338)		5,022,338
Total Investments
(Cost $105,352,265) – 100.44%		123,198,835
Liabilities in Excess of
Other Assets – (0.44)%		(537,681)
TOTAL NET ASSETS – 100.00%		$122,661,154

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 28, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 96.33%
Austria – 1.61%
ANDRITZ AG	5,554	$249,097

Canada – 6.99%
Celestica, Inc. (a)	41,548	493,987
Linamar Corp.	6,241	325,911
Transcontinental, Inc. – Class A	16,153	260,614
		1,080,512

France – 10.20%
Ipsos	6,732	323,821
Rexel S.A.	29,700	659,197
SCOR SE	10,521	343,638
Societe BIC S.A.	4,719	250,061
		1,576,717

Germany – 4.23%
SAF-Holland S.A. (a)	23,298	278,209
Salzgitter AG (a)	8,519	376,156
		654,365

Hong Kong – 5.52%
Pacific Basin Shipping, Ltd.	614,000	325,283
VTech Holdings, Ltd.	31,100	255,698
Yue Yuen Industrial (Holdings), Ltd. (a)	161,000	271,953
		852,934

Ireland – 4.82%
Bank of Ireland Group PLC (a)	52,209	345,851
Origin Enterprises PLC	98,406	399,424
		745,275

Israel – 1.93%
Ituran Location and Control, Ltd. – ADR	14,467	297,586

Italy – 6.97%
Anima Holding S.p.A.	81,243	385,327
BPER Banca	81,581	164,194
Danieli & C Officine Meccaniche S.p.A.	27,473	434,339
Maire Tecnimont S.p.A.	29,282	92,981
		1,076,841

Japan – 20.51%
DIC Corp.	13,800	314,376
Foster Electric Co., Ltd.	36,734	253,702
Fukuoka Financial Group, Inc.	18,400	365,071
Hokkoku Financial Holdings, Inc.	8,000	211,891
Open House Co., Ltd.	3,000	135,693
Sankyu, Inc.	8,900	308,498
Toho Holdings Co., Ltd.	21,400	352,184
TS Tech Co., Ltd.	23,700	318,707
Tsubakimoto Chain Co.	10,100	288,597
Ube Industries, Ltd.	15,500	286,365
Zeon Corp.	28,600	334,597
		3,169,681

Netherlands – 3.69%
Flow Traders	3,331	114,736
Koninklijke BAM Groep N.V. (a)	117,872	331,468
Technip Energies N.V. (a)	6,243	70,630
Technip Energies N.V. – ADR (a)	4,760	52,883
		569,717

Norway – 1.71%
Subsea 7 S.A.	38,871	264,996

Republic of Korea – 4.55%
DB Insurance Co., Ltd.	9,592	493,023
Hankook Tire & Technology Co., Ltd.	7,179	210,172
		703,195

Spain – 1.93%
Unicaja Banco S.A.	316,539	297,600

Taiwan – 3.01%
Elite Material Co., Ltd.	21,000	202,247
United Integrated Services Co., Ltd.	42,000	263,671
		465,918

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 96.33% (Continued)
United Kingdom – 18.66%
Balfour Beatty PLC	142,367	$457,985
Capita PLC (a)	491,788	184,726
Drax Group PLC	46,757	442,838
Inchcape PLC	26,335	263,905
John Wood Group PLC (a)	149,401	361,562
Sabre Insurance Group PLC	110,671	308,809
Senior PLC (a)	184,993	348,182
TechnipFMC PLC (a)	48,822	334,431
Travis Perkins PLC	9,301	182,354
		2,884,792
Total Common Stocks
(Cost $15,499,832)		14,889,226

SHORT-TERM INVESTMENT – 3.69%
Money Market Fund- 3.69%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	570,030	570,030
Total Short-Term Investment
(Cost $570,030)		570,030
Total Investments
(Cost $16,069,862) – 100.02%		15,459,256
Liabilities in Excess of
Other Assets – (0.02)%		(2,695)
TOTAL NET ASSETS – 100.00%		$15,456,561

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 28, 2022

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$323,821	2.09%
Consumer Discretionary	2,058,252	13.32%
Consumer Staples	399,423	2.58%
Energy	1,084,502	7.02%
Financials	3,030,139	19.60%
Health Care	352,184	2.28%
Industrials	4,191,714	27.12%
Information Technology	1,434,244	9.28%
Materials	1,572,109	10.17%
Utilities	442,838	2.87%
Total Common Stocks	14,889,226	96.33%
Short-Term Investment	570,030	3.69%
Total Investments	15,459,256	100.02%
Liabilities in Excess
of Other Assets	(2,695)	(0.02)%
Total Net Assets	$15,456,561	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Allocation
February 28, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2022.

Pzena International Value Fund
Schedule of Investments
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 94.43%
Brazil – 2.17%
Ambev S.A.	168,600	$494,833
Ambev S.A. – ADR	13,543	39,681
		534,514

China – 2.63%
Alibaba Group Holding, Ltd. (a)	27,000	360,018
Alibaba Group Holding, Ltd. – ADR (a)	1,071	112,659
Trip.com Group, Ltd. – ADR (a)	6,715	173,381
		646,058

Denmark – 2.92%
AP Moller – Maersk A/S – Series B	152	481,689
Danske Bank A/S	13,897	236,121
		717,810

Finland – 2.85%
Nokia Oyj (a)	33,740	183,008
Nokia Oyj – ADR (a)	96,837	518,078
		701,086

France – 13.19%
Accor S.A. (a)	6,963	238,825
Amundi S.A.	7,161	501,027
Bouygues S.A.	6,968	250,169
Cie Generale des
Etablissements Michelin SCA	4,331	602,162
Publicis Groupe S.A.	4,701	314,363
Rexel S.A.	31,714	703,898
Sanofi	2,351	246,393
Schneider Electric SE	1,248	195,597
SCOR SE	5,767	188,362
		3,240,796

Germany – 8.44%
BASF SE	10,144	673,909
Covestro AG	12,619	667,978
Fresenius Medical Care AG & Co. KGaA	7,617	489,546
Siemens AG	1,710	242,850
		2,074,283

Hong Kong – 1.52%
Galaxy Entertainment Group, Ltd. (a)	67,000	372,527

Italy – 2.09%
Enel S.p.A.	69,597	514,958

Japan – 17.90%
Bridgestone Corp.	5,900	242,487
Fukuoka Financial Group, Inc.	9,000	178,567
Honda Motor Co., Ltd.	13,000	398,600
Honda Motor Co., Ltd. – ADR (a)	8,000	244,480
Iida Group Holdings Co., Ltd.	13,300	245,604
Isuzu Motors, Ltd.	38,900	526,833
Komatsu, Ltd.	26,900	618,303
Komatsu Ltd. – ADR (a)	4,000	92,280
Mitsui & Co., Ltd.	9,800	244,265
MS&AD Insurance Group Holdings, Inc.	3,700	125,677
Panasonic Corp.	48,000	496,847
Resona Holdings, Inc.	41,500	186,915
Sumitomo Mitsui Financial Group, Inc.	4,100	146,967
Sumitomo Mitsui
Financial Group, Inc. – ADR (a)	13,500	96,255
Suzuki Motor Corp.	3,000	119,332
T&D Holdings, Inc.	8,200	120,113
Takeda Pharmaceutical Co., Ltd.	10,400	316,709
		4,400,234

Luxembourg – 1.05%
ArcelorMittal S.A.	8,334	258,890

Netherlands – 2.36%
ING Groep N.V.	38,982	458,853
Koninklijke KPN N.V.	35,282	120,658
		579,511

Republic of Korea – 2.64%
POSCO – ADR (a)	7,896	468,391
Shinhan Financial
Group Co., Ltd. – ADR (a)	5,600	181,552
		649,943

Singapore – 2.16%
DBS Group Holdings, Ltd.	9,300	232,003
Wilmar International, Ltd.	92,900	300,141
		532,144

Spain – 1.53%
CaixaBank S.A.	113,901	375,473

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Schedule of Investments (Continued)
February 28, 2022

	Shares	Fair Value
COMMON STOCKS – 94.43% (Continued)
Switzerland – 6.42%
Credit Suisse Group AG	21,083	$178,301
Julius Baer Group, Ltd.	1,994	116,974
Novartis AG	1,471	128,863
Roche Holding AG	1,700	648,506
UBS Group AG	27,428	504,985
		1,577,629

Taiwan – 2.53%
Hon Hai Precision
Industry Co., Ltd. – GDR	85,500	620,730

United Kingdom – 22.03%
Aviva PLC	41,705	234,868
Barclays PLC	96,731	237,315
HSBC Holdings PLC	70,830	488,968
J Sainsbury PLC	155,362	574,612
John Wood Group PLC (a)	168,610	408,050
NatWest Group PLC	77,894	240,026
Reckitt Benckiser Group PLC	3,198	271,180
Shell PLC – Class A	26,484	699,768
Standard Chartered PLC	44,930	321,140
TechnipFMC PLC (a)	59,619	408,390
Tesco PLC	126,521	491,789
Travis Perkins PLC	33,391	654,668
Vodafone Group PLC	217,082	382,776
		5,413,550
Total Common Stocks
(Cost $23,537,821)		23,210,136

PREFERRED STOCK – 2.39%
Germany – 2.39%
Volkswagen AG, 2.74%	2,943	587,505
Total Preferred Stock
(Cost $616,960)		587,505

SHORT-TERM INVESTMENT – 5.56%
Money Market Fund – 5.56%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	1,365,485	1,365,485
Total Short-Term Investment
(Cost $1,365,485)		1,365,485
Total Investments
(Cost $25,520,266) – 102.38%		25,163,126
Liabilities in Excess of
Other Assets – (2.38)%		(585,193)
TOTAL NET ASSETS – 100.00%		$24,577,933

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
AG	Aktiengesellschaft
A/S	Aktieselskab
GDR	Global Depository Receipt
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
SE	Societas Europea
S.p.A	Società per azioni
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Diversification
February 28, 2022

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$817,797	3.33%
Consumer Discretionary	4,133,754	16.82%
Consumer Staples	2,172,237	8.84%
Energy	1,516,208	6.17%
Financials	5,350,463	21.77%
Health Care	1,830,016	7.44%
Industrials	3,483,720	14.17%
Information Technology	1,321,816	5.38%
Materials	2,069,167	8.42%
Utilities	514,958	2.09%
Total Common Stocks	23,210,136	94.43%
PREFERRED STOCK
Consumer Discretionary	587,505	2.39%
Total Preferred Stock	587,505	2.39%
Short-Term Investment	1,365,485	5.56%
Total Investments	25,163,126	102.38%
Liabilities in Excess
of Other Assets	(585,193)	(2.38)%
Total Net Assets	$24,577,933	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2022

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $93,349,308, $527,613,027, and $105,352,265, respectively)	$135,313,826	$555,387,964	$123,198,835
Foreign currency, at value (cost $0, $1,040,563,and $0, respectively)	—	1,038,062	—
Receivables:
Fund shares sold	8,867	1,353,887	61,195
Securities sold	434,502	—	—
Dividends and interest	239,012	2,881,325	83,368
Dividend tax reclaim	—	4,114	—
Prepaid expenses	25,990	47,167	10,848
Total assets	136,022,197	560,712,519	123,354,246
LIABILITIES:
Payables:
Securities purchased	—	158,949	515,106
Fund shares redeemed	12,376	116,839	30,005
Due to Adviser (Note 4)	78,612	420,915	85,837
Audit fees	22,500	22,500	22,500
Administration fees	19,988	51,479	20,001
12b-1 distribution fees – Investor Class	14,089	22,429	5,255
Transfer agent fees and expenses	7,785	12,740	8,776
Custody fees	2,615	85,348	2,023
Chief Compliance Officer fee	2,250	2,250	2,250
Shareholder servicing fees – Investor Class	787	1,622	49
Shareholder reporting	777	9,865	911
Fund accounting fees	313	710	379
Miscellaneous	—	156	—
Currency	—	62	—
Total liabilities	162,092	905,864	693,092
NET ASSETS	$135,860,105	$559,806,655	$122,661,154
NET ASSETS CONSIST OF:
Paid-in capital	$90,592,934	$532,316,851	$103,761,348
Total distributable earnings	45,267,171	27,489,804	18,899,806
Net assets	$135,860,105	$559,806,655	$122,661,154
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$11,934,549	$22,331,936	$3,663,543
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	740,418	1,926,232	257,922
Net asset value, offering and redemption price per share	$16.12	$11.59	$14.20
Institutional Class:
Net assets	$123,925,556	$537,474,719	$118,997,611
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	7,784,878	46,226,433	8,330,878
Net asset value, offering and redemption price per share	$15.92	$11.63	$14.28

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 28, 2022

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $16,069,862 and $25,520,266, respectively)	$15,459,256	$25,163,126
Foreign currency, at value (cost $14,269 and $0, respectively)	14,123	—
Receivables:
Fund shares sold	2,285	597
Securities sold	—	12,372
Dividends and interest	29,463	13,287
Dividend tax reclaim	6,231	5,078
Due from Adviser (Note 4)	5,501	4,187
Prepaid expenses	7,517	11,521
Total assets	15,524,376	25,210,168
LIABILITIES:
Payables:
Securities purchased	—	584,066
Audit fees	22,500	16,600
Administration fees	20,285	20,177
12b-1 distribution fees – Investor Class	494	670
Transfer agent fees and expenses	6,452	6,294
Custody fees	14,044	749
Chief Compliance Officer fee	2,250	2,250
Shareholder servicing fees – Investor Class	6	—
Shareholder reporting	372	—
Fund accounting fees	1,286	679
Miscellaneous	24	—
Legal fees	102	—
Currency	—	750
Total liabilities	67,815	632,235
NET ASSETS	$15,456,561	$24,577,933
NET ASSETS CONSIST OF:
Paid-in capital	$15,803,641	$24,958,337
Total distributable deficit	(347,080)	(380,404)
Net assets	$15,456,561	$24,577,933
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,537,288	$965,763
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	152,898	100,389
Net asset value, offering and redemption price per share	$10.05	$9.62
Institutional Class:
Net assets	$13,919,273	$23,612,170
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	1,382,758	2,454,535
Net asset value, offering and redemption price per share	$10.07	$9.62

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Year Ended February 28, 2022

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and
issuance fees of $8,634, $2,109,646, and $442, respectively)	$2,565,731	$15,274,305	$1,516,815
Interest income	292	1,880	354
Total investment income	2,566,023	15,276,185	1,517,169

EXPENSES:
Investment advisory fees (Note 4)	1,058,922	4,983,463	973,280
Administration fees (Note 4)	80,061	198,160	80,244
12b-1 distribution fees – Investor Class (Note 5)	33,443	52,044	8,472
Transfer agent fees and expenses (Note 4)	30,282	48,647	35,342
Federal and state registration fees	29,565	22,609	32,242
Audit fees	22,500	22,500	22,500
Trustee fees and expenses	14,434	12,447	14,234
Shareholder servicing fees – Investor Class (Note 6)	12,367	20,331	1,750
Custody fees (Note 4)	11,090	379,788	9,029
Chief Compliance Officer fees (Note 4)	9,562	9,562	9,562
Legal fees	6,526	6,827	6,436
Reports to shareholders	3,845	14,797	3,691
Insurance expense	3,784	7,716	3,219
Fund accounting fees (Note 4)	1,233	2,763	1,466
Interest expense (Note 9)	913	—	—
Other expenses	5,179	24,385	4,366
Total expenses before advisory fee waiver	1,323,706	5,806,039	1,205,833
Advisory fee waiver (Note 4)	(86,609)	(351,524)	(68,655)
Net expenses	1,237,097	5,454,515	1,137,178
NET INVESTMENT INCOME	1,328,926	9,821,670	379,991

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	15,857,002	8,803,139	3,644,547
Foreign currency	(14)	(351,380)	—
Net change in unrealized appreciation/(depreciation) from:
Investments	3,433,674	(20,467,170)	3,883,847
Foreign currency	—	102,668	—
Net gain/(loss) on investments and foreign currency	19,290,662	(11,912,743)	7,528,394
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,619,588	$(2,091,073)	$7,908,385

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Year Ended February 28, 2022

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND(1)
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $30,257 and $13,503, respectively)	$234,068	$122,461
Interest income	49	42
Total investment income	234,117	122,503

EXPENSES:
Investment advisory fees (Note 4)	122,345	53,443
Administration fees (Note 4)	70,946	58,740
12b-1 distribution fees – Investor Class (Note 5)	3,805	1,655
Transfer agent fees and expenses (Note 4)	25,632	16,828
Federal and state registration fees	31,218	29,463
Audit fees	22,500	16,600
Trustee fees and expenses	12,846	7,437
Shareholder servicing fees – Investor Class (Note 6)	449	33
Custody fees (Note 4)	37,606	12,950
Chief Compliance Officer fees (Note 4)	9,562	6,075
Legal fees	6,626	2,983
Reports to shareholders	3,411	2,167
Insurance expense	2,343	—
Fund accounting fees (Note 4)	2,679	2,055
Other expenses	4,722	3,503
Total expenses before advisory fee waiver and expense reimbursement	356,690	213,932
Advisory fee waiver and expense reimbursement (Note 4)	(209,293)	(151,402)
Net expenses	147,397	62,530
NET INVESTMENT INCOME	86,720	59,973

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	661,766	17,563
Foreign currency	(258)	(5,471)
Net change in unrealized appreciation/(depreciation) from:
Investments	(1,028,722)	(357,140)
Foreign currency	(678)	332
Net loss on investments and foreign currency	(367,892)	(344,716)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(281,172)	$(284,743)

(1)	For the period June 28, 2021 (commencement of operations) through February 28, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,328,926	$1,463,560
Net realized gain/(loss) from:
Investments	15,857,002	(2,606,193)
Foreign currency	(14)	(12)
Change in unrealized appreciation on investments	3,433,674	48,835,413
Net increase in net assets resulting from operations	20,619,588	47,692,768

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(1,186,537)	(165,177)
Net dividends and distributions to shareholders – Institutional Class	(11,162,005)	(2,464,158)
Net decrease in net assets resulting from distributions paid	(12,348,542)	(2,629,335)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,470,070	3,431,747
Proceeds from shares subscribed – Institutional Class	18,384,935	40,349,201
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	1,127,310	153,901
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	6,191,942	1,466,424
Payments for shares redeemed – Investor Class	(9,433,029)	(1,199,419)
Payments for shares redeemed – Institutional Class	(17,019,600)	(26,652,142)
Net increase in net assets derived from capital share transactions	9,721,628	17,549,712

TOTAL INCREASE IN NET ASSETS	17,992,674	62,613,145

NET ASSETS:
Beginning of year	117,867,431	55,254,286
End of year	$135,860,105	$117,867,431

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	632,535	392,778
Shares sold – Institutional Class	1,122,503	4,777,225
Shares issued in reinvestments of dividends and distributions – Investor Class	73,681	11,563
Shares issued in reinvestments of dividends and distributions – Institutional Class	410,063	111,600
Shares redeemed – Investor Class	(562,064)	(119,940)
Shares redeemed – Institutional Class	(1,068,684)	(2,404,457)
Net increase in shares outstanding	608,034	2,768,769

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$9,821,670	$5,377,306
Net realized gain/(loss) from:
Investments	8,803,139	(5,399,424)
Foreign currency	(351,380)	(305,812)
Change in unrealized appreciation/(depreciation) on:
Investments	(20,467,170)	96,896,067
Foreign currency	102,668	7,819
Net increase/(decrease) in net assets resulting from operations	(2,091,073)	96,575,956

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(510,167)	(191,321)
Net dividends and distributions to shareholders – Institutional Class	(13,454,757)	(4,408,966)
Net decrease in net assets resulting from distributions paid	(13,964,924)	(4,600,287)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	19,609,951	13,477,912
Proceeds from shares subscribed – Institutional Class	206,107,099	151,614,556
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	505,421	190,706
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	10,598,943	3,746,033
Payments for shares redeemed – Investor Class	(15,224,590)	(11,232,577	)(1)
Payments for shares redeemed – Institutional Class	(67,142,636)	(138,846,626	)(2)
Net increase in net assets derived from capital share transactions	154,454,188	18,950,004

TOTAL INCREASE IN NET ASSETS	138,398,191	110,925,673

NET ASSETS:
Beginning of year	421,408,464	310,482,791
End of year	$559,806,655	$421,408,464

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,583,391	1,435,252
Shares sold – Institutional Class	16,838,998	15,740,156
Shares issued in reinvestments of dividends and distributions – Investor Class	44,103	17,957
Shares issued in reinvestments of dividends and distributions – Institutional Class	922,449	352,071
Shares redeemed – Investor Class	(1,221,679)	(1,111,326)
Shares redeemed – Institutional Class	(5,524,627)	(15,514,751)
Net increase in shares outstanding	12,642,635	919,359

(1)	Net of redemption fees of $1,113.
(2)	Net of redemption fees of $6,063.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$379,991	$570,946
Net realized gain/(loss) on investments	3,644,547	(1,208,818)
Net change in unrealized appreciation on investments	3,883,847	19,032,246
Net increase in net assets resulting from operations	7,908,385	18,394,374

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(45,616)	(28,912)
Net dividends and distributions to shareholders – Institutional Class	(1,671,698)	(730,588)
Net decrease in net assets resulting from distributions paid	(1,717,314)	(759,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,171,661	553,854
Proceeds from shares subscribed – Institutional Class	49,844,868	31,389,498
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	45,616	28,912
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	1,417,975	665,409
Payments for shares redeemed – Investor Class	(167,175)	(168,938)
Payments for shares redeemed – Institutional Class	(8,263,722)	(9,585,465	)(1)
Net increase in net assets derived from capital share transactions	44,049,223	22,883,270

TOTAL INCREASE IN NET ASSETS	50,240,294	40,518,144

NET ASSETS:
Beginning of year	72,420,860	31,902,716
End of year	$122,661,154	$72,420,860

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	82,264	67,494
Shares sold – Institutional Class	3,488,489	3,289,919
Shares issued in reinvestments of dividends and distributions – Investor Class	3,258	2,516
Shares issued in reinvestments of dividends and distributions – Institutional Class	100,780	57,661
Shares redeemed – Investor Class	(11,897)	(22,579)
Shares redeemed – Institutional Class	(586,283)	(1,205,688)
Net increase in shares outstanding	3,076,611	2,189,323

(1)	Net of redemption fees of $1,318.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$86,720	$31,774
Net realized gain/(loss) from:
Investments	661,766	(321,274)
Foreign currency	(258)	86
Change in unrealized appreciation/(depreciation) on:
Investments	(1,028,722)	1,046,386
Foreign currency	(678)	(83)
Net increase/(decrease) in net assets resulting from operations	(281,172)	756,889

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(12,526)	(12,023)
Net dividends and distributions to shareholders – Institutional Class	(150,874)	(23,803)
Net decrease in net assets resulting from distributions paid	(163,400)	(35,826)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	577,075	160,225
Proceeds from shares subscribed – Institutional Class	12,284,217	303,160
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	12,526	12,024
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	150,874	23,803
Payments for shares redeemed – Investor Class	(387,967)	(7,334)
Payments for shares redeemed – Institutional Class	(96,686)	(94,600)
Net increase in net assets derived from capital share transactions	12,540,039	397,278

TOTAL INCREASE IN NET ASSETS	12,095,467	1,118,341

NET ASSETS:
Beginning of year	3,361,094	2,242,753
End of year	$15,456,561	$3,361,094

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	55,288	22,496
Shares sold – Institutional Class	1,154,366	39,038
Shares issued in reinvestments of dividends and distributions – Investor Class	1,289	1,421
Shares issued in reinvestments of dividends and distributions – Institutional Class	15,522	2,813
Shares redeemed – Investor Class	(35,969)	(1,013)
Shares redeemed – Institutional Class	(9,059)	(10,097)
Net increase in shares outstanding	1,181,437	54,658

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Statement of Changes in Net Assets

For the period
June 28, 2021(1)
through
February 28, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$59,973
Net realized gain/(loss) from:
Investments	17,563
Foreign currency	(5,471)
Change in unrealized appreciation/(depreciation) on:
Investments	(357,140)
Foreign Currency	332
Net decrease in net assets resulting from operations	(284,743)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(3,650)
Net dividends and distributions to shareholders – Institutional Class	(92,011)
Net decrease in net assets resulting from distributions paid	(95,661)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,000,000
Proceeds from shares subscribed – Institutional Class	23,913,072
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	3,650
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	92,011
Payments for shares redeemed – Institutional Class	(50,396)
Net increase in net assets derived from capital share transactions	24,958,337

TOTAL INCREASE IN NET ASSETS	24,577,933

NET ASSETS:
Beginning of period	—
End of period	$24,577,933

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	100,000
Shares sold – Institutional Class	2,450,103
Shares issued in reinvestments of dividends and distributions – Investor Class	389
Shares issued in reinvestments of dividends and distributions – Institutional Class	9,799
Shares redeemed – Institutional Class	(5,367)
Net increase in shares outstanding	2,554,924

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 29,		February 28,		February 28,
	2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$15.05	$10.86	$11.59		$12.92		$12.26

Income from investment operations:
Net investment income	0.12 (1)	0.16 (1)	0.12	(1)	0.11	(1)	0.05
Net realized and unrealized gain/(loss) on investments	2.44	4.32	(0.74)		(1.18)		0.94
Total from investment operations	2.56	4.48	(0.62)		(1.07)		0.99

Less distributions:
Dividends from net investment income	(0.24)	(0.05)	(0.06)		—		(0.05)
Dividends from net realized gain on investments	(1.25)	(0.24)	(0.05)		(0.26)		(0.28)
Total distributions	(1.49)	(0.29)	(0.11)		(0.26)		(0.33)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$16.12	$15.05	$10.86		$11.59		$12.92

TOTAL RETURN	17.52%	41.53%	-5.49%		-8.12%		8.09%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$11,934	$8,972	$3,387		$8,920		$8,593
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.31%	1.40%	1.56%		1.66%		3.63%
After fee waivers and expense reimbursement	1.24%	1.24%	1.23%		1.24%		1.22%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.63%	1.33%	0.69%		0.48%		(2.09)%
After fee waivers and expense reimbursement	0.70%	1.49%	1.02%		0.90%		0.32%
Portfolio turnover rate(3)	22%	45%	32%		34%		16%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 29,		February 28,		February 28,
	2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$14.87	$10.72	$11.44		$12.93		$12.27

Income from investment operations:
Net investment income	0.17 (1)	0.20 (1)	0.16	(1)	0.15	(1)	0.09
Net realized and unrealized gain/(loss) on investments	2.42	4.27	(0.73)		(1.20)		0.94
Total from investment operations	2.59	4.47	(0.57)		(1.05)		1.03

Less distributions:
Dividends from net investment income	(0.29)	(0.08)	(0.10)		(0.18)		(0.09)
Dividends from net realized gain on investments	(1.25)	(0.24)	(0.05)		(0.26)		(0.28)
Total distributions	(1.54)	(0.32)	(0.15)		(0.44)		(0.37)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of year	$15.92	$14.87	$10.72		$11.44		$12.93

TOTAL RETURN	17.99%	42.06%	-5.17%		-7.82%		8.36%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$123,926	$108,895	$51,867		$33,928		$33,137
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	0.97%	1.06%	1.23%		1.32%		2.83%
After fee waivers and expense reimbursement	0.90%	0.90%	0.90%		0.90%		0.93%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.97%	1.67%	1.02%		0.82%		(1.27)%
After fee waivers and expense reimbursement	1.04%	1.83%	1.35%		1.24%		0.63%
Portfolio turnover rate(3)	22%	45%	32%		34%		16%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	February 28,	February 28,		February 29,		February 28,		February 28,
	2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$11.84	$8.96		$10.56		$11.46		$9.47

Income from investment operations:
Net investment income	0.20 (1)	0.14	(1)	0.16	(1)	0.13	(1)	0.07
Net realized and unrealized gain/(loss) on investments	(0.16)	2.86		(1.37)		(0.93)		2.06
Total from investment operations	0.04	3.00		(1.21)		(0.80)		2.13

Less distributions:
Dividends from net investment income	(0.21)	(0.09)		(0.14)		(0.10)		(0.14)
Dividends from net realized gain on investments	(0.08)	(0.03)		(0.25)		—		—
Total distributions	(0.29)	(0.12)		(0.39)		(0.10)		(0.14)

Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$11.59	$11.84		$8.96		$10.56		$11.46

TOTAL RETURN	0.31%	33.63%		-11.85%		-6.95%		22.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$22,332	$17,996		$10,563		$12,814		$11,023
Ratio of expenses to average net assets:
Before fee waivers	1.50%	1.56%		1.58%		1.60%		2.03%
After fee waivers	1.43%	1.43%		1.56%		1.59%		1.57%
Ratio of net investment income to average net assets:
Before fee waivers	1.57%	1.32%		1.55%		1.25%		0.42%
After fee waivers	1.64%	1.45%		1.57%		1.26%		0.88%
Portfolio turnover rate(3)	10%	43%		18%		21%		7%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	February 28,	February 28,		February 29,		February 28,		February 28,
	2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$11.87	$8.98		$10.57		$11.46		$9.48

Income from investment operations:
Net investment income	0.24 (1)	0.17	(1)	0.20	(1)	0.17	(1)	0.17
Net realized and unrealized gain/(loss) on investments	(0.15)	2.86		(1.37)		(0.93)		1.97
Total from investment operations	0.09	3.03		(1.17)		(0.76)		2.14

Less distributions:
Dividends from net investment income	(0.25)	(0.11)		(0.17)		(0.13)		(0.16)
Dividends from net realized gain on investments	(0.08)	(0.03)		(0.25)		—		—
Total distributions	(0.33)	(0.14)		(0.42)		(0.13)		(0.16)

Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of year	$11.63	$11.87		$8.98		$10.57		$11.46

TOTAL RETURN	0.74%	33.96%		-11.51%		-6.57%		22.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$537,475	$403,412		$299,920		$298,532		$41,223
Ratio of expenses to average net assets:
Before fee waivers	1.15%	1.21%		1.23%		1.26%		1.75%
After fee waivers	1.08%	1.08%		1.21%		1.25%		1.25%
Ratio of net investment income to average net assets:
Before fee waivers	1.92%	1.67%		1.90%		1.59%		1.10%
After fee waivers	1.99%	1.80%		1.92%		1.60%		1.60%
Portfolio turnover rate(3)	10%	43%		18%		21%		7%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 29,		February 28,		February 28,
	2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$13.07	$9.57	$10.90		$11.10		$11.96

Income from investment operations:
Net investment income/(loss)	0.01 (1)	0.11 (1)	0.06	(1)	0.00	(1)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.31	3.55	(1.39)		0.22		0.03
Total from investment operations	1.32	3.66	(1.33)		0.22		—

Less distributions:
Dividends from net investment income	(0.09)	—	—		—		—
Dividends from net realized gain on investments	(0.10)	(0.16)	—		(0.42)		(0.86)
Total distributions	(0.19)	(0.16)	—		(0.42)		(0.86)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$14.20	$13.07	$9.57		$10.90		$11.10

TOTAL RETURN	10.04%	38.46%	-12.20%		2.40%		-0.11%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$3,663	$2,409	$1,310		$6,139		$5,583
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.48%	1.69%	2.09%		2.36%		2.91%
After fee waivers and expense reimbursement	1.41%	1.38%	1.42%		1.52%		1.51%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.00%	0.90%	(0.13)%		(0.81)%		(1.65)%
After fee waivers and expense reimbursement	0.07%	1.21%	0.54%		0.03%		(0.25)%
Portfolio turnover rate(3)	10%	26%	38%		52%		56%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	February 28,	February 28,		February 29,		February 28,		February 28,
	2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of year	$13.14	$9.60		$10.99		$11.17		$11.99

Income from investment operations:
Net investment income	0.05 (1)	0.14	(1)	0.09	(1)	0.04	(1)	0.01
Net realized and unrealized gain/(loss) on investments	1.31	3.57		(1.40)		0.23		0.03
Total from investment operations	1.36	3.71		(1.31)		0.27		0.04

Less distributions:
Dividends from net investment income	(0.12)	(0.01)		(0.08)		(0.03)		—
Dividends from net realized gain on investments	(0.10)	(0.16)		—		(0.42)		(0.86)
Total distributions	(0.22)	(0.17)		(0.08)		(0.45)		(0.86)

Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$14.28	$13.14		$9.60		$10.99		$11.17

TOTAL RETURN	10.36%	38.87%		-12.07%		2.83%		0.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$118,998	$70,012		$30,593		$20,083		$10,355
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.17%	1.41%		1.77%		2.03%		2.56%
After fee waivers and expense reimbursement	1.10%	1.10%		1.10%		1.19%		1.20%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.31%	1.18%		0.19%		(0.48)%		(1.27)%
After fee waivers and expense reimbursement	0.38%	1.49%		0.86%		0.36%		0.09%
Portfolio turnover rate(3)	10%	26%		38%		52%		56%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 28,	February 29,		through
	2022	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$9.48	$7.48	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.05	0.09	0.18		0.03
Net realized and unrealized gain/(loss) on investments	0.61	2.01	(1.59)		(0.79)
Total from investment operations	0.66	2.10	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.18)		(0.04)
Dividends from net realized gain on investments	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.09)	(0.10)	(0.18)		(0.17)

Net asset value, end of period	$10.05	$9.48	$7.48		$9.07

TOTAL RETURN	6.93%	28.19%	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,538	$1,254	$819		$925	(5)
Ratio of expenses to average net assets:
Before expense reimbursement	3.16%	8.18%	13.43%		13.92	%(5)
After expense reimbursement	1.45%	1.42%	1.42%		1.44%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.25)%	(5.56)%	(9.91)%		(12.05	)%(5)
After expense reimbursement	0.46%	1.20%	2.10%		0.43	%(5)
Portfolio turnover rate(6)	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 28,	February 29,		through
	2022	2021	2020		February 28, 2019
PER SHARE DATA:
For a share outstanding throughout each period	$9.49	$7.49	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.08	0.10	0.20		0.04
Net realized and unrealized gain/(loss) on investments	0.61	2.01	(1.59)		(0.78)
Total from investment operations	0.69	2.11	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.19)		(0.06)
Dividends from net realized gain on investments	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.11)	(0.11)	(0.19)		(0.19)

Net asset value, end of period	$10.07	$9.49	$7.49		$9.07

TOTAL RETURN	7.32%	28.40%	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$13,919	$2,107	$1,424		$1,006	(5)
Ratio of expenses to average net assets:
Before expense reimbursement	2.88%	7.93%	13.18%		13.65	%(5)
After expense reimbursement	1.17%	1.17%	1.17%		1.17%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.97)%	(5.31)%	(9.66)%		(11.78	)%(5)
After expense reimbursement	0.74%	1.45%	2.35%		0.70	%(5)
Portfolio turnover rate(6)	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout the period

	For the Period
	June 28, 2021(1)
	through
	February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.03
Net realized and unrealized loss on investments	(0.37)
Total from investment operations	(0.34)

Less distributions:
Dividends from net investment income	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$9.62

TOTAL RETURN	-3.43	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$966
Ratio of expenses to average net assets:
Before expense reimbursement	2.83	%(4)
After expense reimbursement	0.99	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.34	)%(4)
After expense reimbursement	0.50	%(4)
Portfolio turnover rate(5)	4	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout the period

	For the Period
	June 28, 2021(1)
	through
	February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.05
Net realized and unrealized loss on investments	(0.38)
Total from investment operations	(0.33)

Less distributions:
Dividends from net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$9.62

TOTAL RETURN	-3.29	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$23,612
Ratio of expenses to average net assets:
Before expense reimbursement	2.58	%(4)
After expense reimbursement	0.74	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.09	)%(4)
After expense reimbursement	0.75	%(4)
Portfolio turnover rate(5)	4	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2022

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), and Pzena International Value Fund (the “International Value Fund”) (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, the International Small Cap Value Fund commenced operations on July 2, 2018, and the International Value Fund commenced operations on June 28, 2021.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2022, the Mid Cap Value Fund, Small Cap

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

Value Fund, International Small Cap Value Fund, and International Value Fund did not require any permanent tax adjustments on the Statements of Assets and Liabilities. For the year ended February 28, 2022, the Emerging Markets Value Fund made the following permanent tax adjustment on the Statements of Assets and Liabilities:

	Distributable Earnings	Paid-in Capital
Emerging Markets Value Fund	$(504,349)	$504,349

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2022, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2022:

Mid Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$6,857,358	$—	$—	$6,857,358
Consumer Discretionary	18,761,342	—	—	18,761,342
Consumer Staples	3,737,256	—	—	3,737,256
Energy	14,489,189	—	—	14,489,189
Financials	42,818,446	—	—	42,818,446
Health Care	5,948,499	—	—	5,948,499
Industrials	16,943,831	—	—	16,943,831
Technology	13,799,588	—	—	13,799,588
Utilities	9,531,984	—	—	9,531,984
Total Common Stocks	132,887,493	—	—	132,887,493
Short-Term Investment	2,426,333	—	—	2,426,333
Total Investments	$135,313,826	$—	$—	$135,313,826

Emerging Markets Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$20,571,844	$—	$—	$20,571,844
China	81,653,723	—	5,377	81,659,100
Czech Republic	13,161,875	—	—	13,161,875
Hong Kong	53,826,277	—	—	53,826,277
Hungary	7,666,587	—	—	7,666,587
India	32,699,952	—	—	32,699,952
Indonesia	7,047,373	—	—	7,047,373
Republic of Korea	81,718,847	—	—	81,718,847
Romania	4,991,219	—	—	4,991,219
Russian Federation	3,721,336	—	—	3,721,336
Singapore	11,332,043	—	—	11,332,043
South Africa	18,448,700	—	—	18,448,700
Taiwan	74,111,282	—	—	74,111,282
Thailand	23,480,552	—	—	23,480,552
Turkey	12,094,497	—	—	12,094,497
United Arab Emirates	14,786,617	—	—	14,786,617
United Kingdom	16,626,535	—	—	16,626,535
United States	26,246,641	—	—	26,246,641
Total Common Stocks	504,185,900	—	5,377	504,191,277
Preferred Stocks
Brazil	25,746,765	—	—	25,746,765
Republic of Korea	1,751,165	—	—	1,751,165
Total Preferred Stocks	27,497,930	—	—	27,497,930
Short-Term Investment	23,698,757	—	—	23,698,757
Total Investments	$555,382,587	$—	$5,377	$555,387,964

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$6,563,303	$—	$—	$6,563,303
Consumer Discretionary	14,010,482	—	—	14,010,482
Consumer Staples	6,964,614	—	—	6,964,614
Energy	11,583,155	—	—	11,583,155
Financials	34,545,890	—	—	34,545,890
Health Care	2,834,176	—	—	2,834,176
Industrials	28,133,986	—	—	28,133,986
Technology	11,813,640	—	—	11,813,640
Total Common Stocks	116,449,246	—	—	116,449,246
REIT	1,727,251	—	—	1,727,251
Short-Term Investment	5,022,338	—	—	5,022,338
Total Investments	$123,198,835	$—	$—	$123,198,835

International Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$249,097	$—	$—	$249,097
Canada	1,080,512	—	—	1,080,512
France	1,576,717	—	—	1,576,717
Germany	654,365	—	—	654,365
Hong Kong	852,934	—	—	852,934
Ireland	745,275	—	—	745,275
Israel	297,586	—	—	297,586
Italy	1,076,841	—	—	1,076,841
Japan	3,169,681	—	—	3,169,681
Netherlands	569,717	—	—	569,717
Norway	264,996	—	—	264,996
Republic of Korea	703,195	—	—	703,195
Spain	297,600	—	—	297,600
Taiwan	465,918	—	—	465,918
United Kingdom	2,884,792	—	—	2,884,792
Total Common Stocks	14,889,226	—	—	14,889,226
Short-Term Investment	570,030	—	—	570,030
Total Investments	$15,459,256	$—	$—	$15,459,256

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

International Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$534,514	$—	$—	$534,514
China	646,058	—	—	646,058
Denmark	717,810	—	—	717,810
Finland	701,086	—	—	701,086
France	3,240,796	—	—	3,240,796
Germany	2,074,283	—	—	2,074,283
Hong Kong	372,527	—	—	372,527
Italy	514,958	—	—	514,958
Japan	4,400,234	—	—	4,400,234
Luxembourg	258,890	—	—	258,890
Netherlands	579,511	—	—	579,511
Republic of Korea	649,943	—	—	649,943
Singapore	532,144	—	—	532,144
Spain	375,473	—	—	375,473
Switzerland	1,577,629	—	—	1,577,629
Taiwan	620,730	—	—	620,730
United Kingdom	5,413,550	—	—	5,413,550
Total Common Stocks	23,210,136	—	—	23,210,136
Preferred Stock
Germany	587,505	—	—	587,505
Total Preferred Stock	587,505	—	—	587,505
Short-Term Investment	1,365,485	—	—	1,365,485
Total Investments	$25,163,126	$—	$—	$25,163,126

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

Pzena Emerging Markets Value Fund

Level 3 Reconciliation Disclosure

Common Stock
Balance as of February 28, 2021	$—
Transfer into Level 3	5,377
Balance as of February 28, 2022	$5,377

The Level 3 investments as of February 28, 2022 represented less than 0.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%
International Value Fund	0.65%

For the year ended February 28, 2022, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$1,058,922
Emerging Markets Value Fund	4,983,463
Small Cap Value Fund	973,280
International Small Cap Value Fund	122,345
International Value Fund	53,443

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap	International
Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
0.90%	1.08%	1.10%	1.17%	0.74%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2022, the Adviser reduced its fees and reduced other operating expenses in the amount of $86,609 for the Mid Cap Value Fund, $351,524 for the Emerging Markets Value Fund, $68,655 for the Small Cap Value Fund, $209,293 for the International Small Cap Value Fund, and $151,402 for the International Value Fund.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

	2/28/2023	2/29/2024	2/28/2025	Total
Mid Cap Value Fund	$172,679	$131,027	$86,609	$390,315
Emerging Markets Value Fund	101,496	401,667	351,524	854,687
Small Cap Value Fund	194,936	121,914	68,655	385,505
International Small Cap Value Fund	234,010	158,624	209,293	601,927
International Value Fund	N/A	N/A	151,402	151,402

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended February 28, 2022 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.  Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”). On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The Board approved continuing the distribution agreement with Quasar at the close of the transaction on September 30, 2021.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2022, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2022, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$28,363,441	$30,248,085
Emerging Markets Value Fund	185,077,680	47,533,341
Small Cap Value Fund	50,609,989	9,283,936
International Small Cap Value Fund	14,487,190	2,583,608
International Value Fund	24,623,484	486,265

There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2022:

Fund	Shareholder	Percent of Shares Held
Mid Cap Value Fund	Mac & Co.	45%

Emerging Markets Value Fund	National Financial Services, LLC	56%

Small Cap Value Fund	Pershing, LLC	45%
	Charles Schwab & Co.	32%

International Small Cap Value Fund	J.P. Morgan Securities, LLC	51%
	ValueQuest Partners, LLC	37%

International Value Fund	J.P. Morgan Securities, LLC	59%
	National Financial Services, LLC	40%

NOTE 9 – LINE OF CREDIT

The Funds have a secured line of credit in the amount of $25,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended February 28, 2022, the Emerging Markets Value Fund, the Small Cap Value Fund, the International Small Cap Value Fund, and the International Value Fund did not draw upon the line of credit. During the year ended February 28, 2022, the Mid Cap Value Fund had an average daily outstanding balance of $27,723, a weighted average interest rate of 3.25%, incurred interest expense of $913 and had a maximum amount outstanding of $3,438,000. At February 28, 2022, the Funds had no outstanding loan amounts.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap	International
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$94,860,535	$531,087,660	$106,048,942	$16,098,730	$25,544,915
Gross unrealized appreciation	45,206,949	92,812,528	23,149,076	1,271,012	964,674
Gross unrealized depreciation	(4,753,658)	(68,512,224)	(5,999,183)	(1,910,486)	(1,346,463)
Net unrealized appreciation/(depreciation)(a)	40,453,291	24,300,304	17,149,893	(639,474)	(381,789)
Net unrealized appreciation/(depreciation)
on foreign currency	—	48,544	—	(772)	332
Undistributed ordinary income	107,638	703,500	388,956	142,760	1,053
Undistributed long-term capital gains	4,706,242	2,437,456	1,360,957	150,406	—
Total distributable earnings	4,813,880	3,140,956	1,749,913	293,166	1,053
Total accumulated earnings/(losses)	$45,267,171	$27,489,804	$18,899,806	$(347,080)	$(380,404)

(a)	The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments and Pfics.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

The tax character of distributions paid during the years ended February 28, 2022 and February 28, 2021 was as follows:

	Year Ended	Year Ended
	February 28, 2022	February 28, 2021
Mid Cap Value Fund
Ordinary income	$3,737,482	$1,034,328
Long-term capital gains	8,611,060	1,595,007

Emerging Markets Value Fund
Ordinary income	$11,333,096	$3,686,619
Long-term capital gains	2,631,828	913,668

Small Cap Value Fund
Ordinary income	$1,628,429	$41,860
Long-term capital gains	88,885	717,640

International Small Cap Value Fund
Ordinary income	$137,637	$35,826
Long-term capital gains	25,763	—

International Value Fund
Ordinary income	$95,661	N/A

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

• Emerging Markets Risk. In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Funds’ portfolio or the securities market as a whole, such as changes in economic or political conditions.

• Foreign Securities Risk. Foreign securities are subject to special risks in addition to those of issuers located in the U.S. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Management Risk. Each Fund is an actively managed investment portfolio and each Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2022

• Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Funds invest in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies.

• Value Style Investing Risk. The Funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

NOTE 12 – TRUSTEES

Gail Duree retired as an Independent Trustee effective December 31, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Small Cap Value Fund, Pzena International Small Cap Value Fund, and Pzena International Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of	Statements of
constituting Pzena Funds	operations	changes in net assets	Financial highlights
Pzena Mid Cap Value Fund,	For the year ended	For each of the two years	For each of the five years in the
Pzena Emerging Markets Value Fund	February 28, 2022	in the period ended	period ended February 28, 2022
and Pzena Small Cap Value Fund		February 28, 2022

Pzena International	For the year ended	For each of the two years	For each of the three years in the
Small Cap Value Fund	February 28, 2022	in the period ended	period ended February 28, 2022
		February 28, 2022	and for the period July 2, 2018
(commencement of operations)
through February 28, 2019

Pzena International Value Fund	For the period	For the period June 28, 2021	For the period June 28, 2021
	June 28, 2021	(commencement of operations)	(commencement of operations)
	(commencement	through February 28, 2022	through February 28, 2022
of operations) through
February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2022

Pzena Funds
Expense Example
February 28, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(1)	During Period	Total Return
Investor Class	9/1/21	2/28/22	9/1/21 – 2/28/22	9/1/21 – 2/28/22	9/1/21 – 2/28/22
Actual
Mid Cap Value Fund	$1,000.00	$1,056.60	$6.32	1.24%	5.66%
Emerging Markets Value Fund	1,000.00	943.40	6.89	1.43%	-5.66%
Small Cap Value Fund	1,000.00	1,015.00	6.99	1.40%	1.50%
International Small Cap Value Fund	1,000.00	936.80	6.96	1.45%	-6.32%
International Value Fund	1,000.00	973.50	4.80	0.98%	-2.65%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.65	$6.21	1.24%	2.48%
Emerging Markets Value Fund	1,000.00	1,017.70	7.15	1.43%	2.48%
Small Cap Value Fund	1,000.00	1,017.85	7.00	1.40%	2.48%
International Small Cap Value Fund	1,000.00	1,017.60	7.25	1.45%	2.48%
International Value Fund	1,000.00	1,019.93	4.91	0.98%	2.48%

(1)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(2)	During Period	Total Return
Institutional Class	9/1/21	2/28/22	9/1/21 – 2/28/22	9/1/21 – 2/28/22	9/1/21 – 2/28/22
Actual
Mid Cap Value Fund	$1,000.00	$1,058.20	$4.59	0.90%	5.82%
Emerging Markets Value Fund	1,000.00	945.20	5.21	1.08%	-5.48%
Small Cap Value Fund	1,000.00	1,016.90	5.50	1.10%	1.69%
International Small Cap Value Fund	1,000.00	938.70	5.62	1.17%	-6.13%
International Value Fund	1,000.00	973.90	3.62	0.74%	-2.61%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.33	$4.51	0.90%	2.48%
Emerging Markets Value Fund	1,000.00	1,019.44	5.41	1.08%	2.48%
Small Cap Value Fund	1,000.00	1,019.34	5.51	1.10%	2.48%
International Small Cap Value Fund	1,000.00	1,018.99	5.86	1.17%	2.48%
International Value Fund	1,000.00	1,021.12	3.71	0.74%	2.48%

(2)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Institutional Class shares of each Fund.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served*	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	5	Trustee, Advisors
(age 61)		term;	Development Ballast Equity		Series Trust
615 E. Michigan Street		since	Management, LLC (a privately-		(for series not
Milwaukee, WI 53202		March	held investment advisory firm)		affiliated with
		2017.	(February 2019 to present);		the Funds).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	5	Trustee, Advisors
(age 74)		term;	President, CEO, U.S. Bancorp		Series Trust
615 E. Michigan Street		since	Fund Services, LLC and its		(for series not
Milwaukee, WI 53202		September	predecessors (May 1991 to		affiliated with
		2008.	July 2017).		the Funds).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	5	Trustee, Advisors
(age 63)	of the	term;	(financial consulting firm)		Series Trust
615 E. Michigan Street	Board	since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2020.			the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 53)	Chief	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank
(age 60)	President,	term; since	Global Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer and	December 2007.
Milwaukee, WI 53202	Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration, U.S. Bank
(age 50)	Treasurer	term; since	Global Fund Services (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 39)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 64)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September 2009.
Milwaukee, WI 53202	Compliance
Officer and
AML Officer

Michelle L.	Deputy Chief	Indefinite	Vice President, U.S. Bank Global Fund Services
Sanville-Seebold	Compliance	term; since	(August 2014 to present).
(age 49)	Officer	September 2021.
615 E. Michigan Street
Milwaukee, WI 53202

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 53)	President	term; since	(July 2007 to present).
2020 East Financial Way,	and	September 2019.
Suite 100	Secretary
Glendora, CA 91741

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund Services
(age 43)	Secretary	term; since	(May 2021 to present); Chief Legal Officer and Secretary
2020 East Financial Way,		December 2021.	Davis Selected Advisers, L.P. (2004 to 2021).
Suite 100
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2022, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

Pzena Mid Cap Value Fund
Pzena Emerging Markets Value Fund
Pzena Small Cap Value Fund
Pzena International Small Cap Value Fund

At meetings held on October 18 and December 7-8, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Small Cap Value Fund (the “Small Cap Fund”) and Pzena International Small Cap Value Fund (“International Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated throughout the COVID-19 pandemic.  The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser via videoconference to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2021 on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Advisor’s similarly managed accounts, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.  In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Mid Cap Fund: The Board noted that the Fund outperformed the Morningstar peer group average for the one-, three- and five-year periods ended June 30, 2021. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one- and five-year periods but underperformed for the three-year period ended June 30, 2021. The Board also noted that the Fund outperformed its Cohort average for the one-, three-, and five-year periods ended June 30, 2021.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-, three-, and five-year periods ended June 30, 2021.

Emerging Markets Fund: The Board noted that the Fund outperformed the Morningstar peer group average for the one- and five-year periods but underperformed for the three-year period ended June 30, 2021. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one-year period and underperformed over the three- and five-year periods, while outperforming its secondary benchmark index over the one-, three- and five-year periods, all ended June 30, 2021.  The Board also noted that the Fund outperformed its Cohort average over the one- and five-year periods but underperformed over the three-year period.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed account composite for the one-, three-, and five-year periods.

Small Cap Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one-year period and underperformed for the three- and five-year periods ended June 30, 2021. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three-, and five-year periods ended June 30, 2021.

The Adviser represented that it does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one-year period ended June 30, 2021. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one-year period ended June 30, 2021.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-year period.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s contractual management fee was above each of the Morningstar peer group and Cohort median and average.  Additionally, the Board noted that the Fund’s total net expense ratio was below the Cohort average and equal to the Cohort median.  The Board further considered that the Fund’s total net expense ratio was below the Morningstar peer group median and average. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Emerging Markets Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.08%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the contractual advisory fee was above both the Morningstar peer group and Cohort median and average.  The Board noted that the Fund’s total net expense ratio was below the Morningstar peer group median and average. The Board also considered that total net expense ratio was slightly below the Cohort average and was in line with the Cohort median.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Small Cap Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.10%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board also noted that the Fund’s total net expense ratio was below each of the Morningstar peer group and Cohort average, was equal to the Morningstar peer group median, and was above the Cohort median.  Additionally, the Board considered that the contractual advisory fee was above each of the Morningstar peer group and Cohort median and average.  The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.17%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s total net expense ratio was above the Morningstar peer group median and average, above the Cohort median and below the Cohort average.  The Board also considered that the contractual advisory fee was above each of the Morningstar peer group and Cohort median and average. The Board took into consideration that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June  30, 2021. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2022 (Unaudited)

Federal Tax Distribution Information

For the year ended February 28, 2022, the Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, International Small Cap Value Fund, and International Value Fund designated $3,737,482, $11,333,096, $1,628,429, $137,637, and $95,661 as ordinary income, respectively, and $8,611,060, $2,631,828, $88,885, $25,763, and $0 as long-term capital gains, respectively, for purposes of the dividends paid deduction.

Certain dividend paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017.  For the fiscal year ended February 28, 2022, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	89.44%
Emerging Markets Value Fund	73.51%
Small Cap Value Fund	96.54%
International Small Cap Value Fund	79.70%
International Value Fund	100.00%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2022, was as follows:

Mid Cap Value Fund	87.98%
Emerging Markets Value Fund	1.66%
Small Cap Value Fund	96.39%
International Small Cap Value Fund	0.00%
International Value Fund	0.00%

For the year ended February 28, 2022, the following Funds designated the following amounts as foreign taxes paid pursuant to section 853 of the Internal Revenue Service Code:

	Creditable	Shares
	Foreign Tax	Outstanding at	Per Share
	Credit Paid	2/28/2022	Amount
Emerging Markets Value Fund	$1,911,034	48,152,665	$0.039687
International Small Cap Value Fund	30,114	1,535,656	0.019610
International Value Fund	10,681	2,554,924	0.004181

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Pzena Funds
Statement Regarding Liquidity Risk Management Program (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2022	FYE 2/28/2021
Audit Fees	$87,000	$75,600
Audit-Related Fees	N/A	N/A
Tax Fees	$18,000	$14,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2022	FYE 2/28/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2022	FYE 2/28/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date     5/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date     5/6/2022

By (Signature and Title)      /s/Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date     5/6/2022